                                                               FILE NO. 2-51173
                                                              FILE NO. 811-2480
===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                        POST-EFFECTIVE AMENDMENT NO. 36                      [X]

                            ------------------------

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 35                             [X]

                            ------------------------

                              SECURITY FIRST TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          11365 WEST OLYMPIC BOULEVARD
                         LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 312-6100
                        (REGISTRANT'S TELEPHONE NUMBER)

                            ------------------------

          RICHARD C. PEARSON, ESQUIRE                              COPIES TO:
     SECURITY FIRST LIFE INSURANCE COMPANY                 ROBERT J. ROUTIER, ESQUIRE
         11365 WEST OLYMPIC BOULEVARD                        ROUTIER & JOHNSON, P.C.
         LOS ANGELES, CALIFORNIA 90064                         1700 K STREET, N.W.
    (NAME AND ADDRESS OF AGENT FOR SERVICE)                  WASHINGTON, D.C. 20006

                            ------------------------

It is proposed that this filing will become effective:


     X         immediately upon filing pursuant to paragraph (b)
-------------
               on [date] pursuant to paragraph (b) of Rule 485
-------------
               60 days after filing pursuant to paragraph (a)(1)
-------------
               on [date] pursuant to paragraph (a)(1)
-------------
               75 days after filing pursuant to paragraph (a)(2)
-------------
               on [date] pursuant to paragraph (a)(2) of Rule 485
-------------
               This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------------


     THE REGISTRANT DECLARES THAT IT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE MOST RECENT RULE 24f-2 NOTICE WAS FILED ON SEPTEMBER 29, 1997.

===============================================================================

                              SECURITY FIRST TRUST

                             CROSS REFERENCE SHEET

                                                              HEADINGS IN PROSPECTUS
                                                                 OR STATEMENT OF
            ITEM NUMBER IN FORM N-1A                          ADDITIONAL INFORMATION
------------------------------------------------    ------------------------------------------
                                            PART A
1.    Cover Page................................    Cover (Prospectus)
2.    Synopsis..................................    *
3.    Condensed Financial Information...........    Condensed Financial Information
4.    General Description of Registrant.........    Cover; The Trust; The Series; Investment
                                                    Objectives and Policies; T. Rowe Price
                                                    Growth and Income Series**;
                                                    Bond Series**; Virtus Equity Series***;
                                                    Virtus U.S Government Income Series***
5.    Management of the Fund....................    Management of the Trust
5a.   Management's Discussion of Fund
      Performance...............................    Series Performance
6.    Capital Stock and other Securities........    Dividends, Distributions and Federal
                                                    Taxes; Trust Shares; Reports
7.    Purchase of Securities Being Offered......    How to Buy and Redeem Shares
8.    Redemption or Repurchase..................    How to Buy and Redeem Shares
9.    Pending Legal Proceedings.................    *
                                            PART B
10.   Cover Page................................    Cover (Statement of Additional
                                                    Information)
11.   Table of Contents.........................    Table of Contents
12.   General Information and History...........    The Trust
13.   Investment Objectives and Policies........    Investment Policies and Restrictions;
                                                    Portfolio Turnover
14.   Management of the Fund....................    Management of the Trust
15.   Control Persons and Principal Holders of
      Securities................................    Principal Holders of Securities
16.   Investment Advisory and Other.............    Investment Adviser and Other Services;
                                                    Custodian; Independent Auditors; Legal
                                                    Counsel
17.   Brokerage Allocation......................    Brokerage
18.   Capital Stock and Other Securities........    *
19.   Purchase, Redemption and Pricing of
      Securities Being Offered..................    Pricing and Redemption of Securities Being
                                                    Offered; Federal Registration of Shares
20.   Tax Status................................    Taxation
21.   Underwriters..............................    *
22.   Calculations of Yield Quotations of Money
      Market Funds..............................    *
23.   Financial Statements......................    *

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
---------------
* Omitted from Prospectus or Statement of Additional Information because Item is not applicable.
** Prospectus or Statement of Additional Information Describing the T. Rowe Price Growth and Income Series, Bond Series and Virtus U.S. Government Income Series.
*** Prospectus or Statement of Additional Information Describing the Virtus
    Equity Series and Virtus U.S. Government Income Series.

SECURITY FIRST TRUST
PROSPECTUS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH AND INCOME SERIES
BOND SERIES
VIRTUS U.S. GOVERNMENT INCOME SERIES

11365 West Olympic Boulevard
Los Angeles, California 90064
(310) 312-6100
--------------------------------------------------------------------------------

Security First Trust ("Trust") is a diversified open-end management investment company. The Trust's shares are offered continuously and sold to separate accounts of life insurance companies to fund variable contracts. Shares of the Trust are not sold directly to the general public. Shares of the Trust may be purchased and redeemed at net asset value without the imposition of a sales charge.


    This prospectus describes three separate series of shares, the T. Rowe Price Growth and Income Series, the Bond Series and the Virtus U.S. Government Income Series (formerly the U.S. Government Income Series) (referred to separately and collectively as "the Series"). Each Series has its own investment objective(s) and policies. The Trust has an additional series which is not described herein. This additional series is not available for contracts offered in connection with this prospectus.


    The T. Rowe Price Growth and Income Series seeks capital growth and production of income through flexible and aggressive portfolio management. Conservation of principal is a secondary objective.

    The Bond Series seeks maximization of investment income over the long term consistent with conservation of principal through investment primarily in marketable debt securities. The Bond Series may invest up to 20% of the value of the Series' total net assets in lower-rated/unrated bonds. Bonds of this type are typically subject to greater market fluctuations and risks of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds.

    The Virtus U.S. Government Income Series seeks to provide current income. The Series pursues this objective by investing in a professionally managed, diversified portfolio limited primarily to U.S. government securities.

    A Statement of Additional Information about the Trust which is incorporated by reference into this Prospectus has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service, or you can call (310) 312-6100 or (800) 283-4536. The date of the Statement of Additional Information is the same as the date of this Prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                IMPORTANT NOTICE



ANNUITIES, MUTUAL FUNDS, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS, OBLIGATIONS, OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------


Prospectus dated December 1, 1997                                        (12/97)

                               TABLE OF CONTENTS

                                                                                       PAGE
Condensed Financial Information........................................................     3

Series Performance.....................................................................     5

The Trust..............................................................................     5

The Series.............................................................................     6

Investment Objectives and Policies.....................................................     6

T. Rowe Price Growth and Income Series.................................................     6

Bond Series............................................................................     6

Virtus U.S. Government Income Series...................................................     7

Management of the Trust................................................................     9

How to Buy and Redeem Shares...........................................................    11

Dividends, Distributions and Federal Taxes.............................................    12

Trust Shares...........................................................................    13

Effect of Banking Laws.................................................................    13

Portfolio Turnover.....................................................................    14

Reports................................................................................    14

Legal Proceedings......................................................................    14

Table of Contents of Statement of Additional Information...............................    15

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   YEAR ENDED JULY 31,
                     ---------------------------------------------------------------------------------------------------------------
                         1997           1996          1995          1994          1993          1992          1991         1990(1)
                     ------------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value,
 Beginning of
 Period.............       $12.10         $10.58         $9.26         $8.81         $8.32         $7.54         $7.30      $ 9.19
Income From
 Investment
 Operations:
 Net Investment
   Income...........        $ .30          $ .30         $ .29         $ .23         $ .22         $ .23         $ .39      $  .31
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......         4.69           1.56          1.35           .44           .49           .79           .29       (1.11)
                              ---            ---           ---           ---          ----           ---          ----        ----
   Total From
    Investment
    Operations......       $ 4.99          $1.86         $1.64         $ .67         $ .71         $1.02         $ .68      $ (.80)
Less Distributions:
 Dividends (from net
   investment
   income)..........       $ (.29)         $(.30)        $(.26)        $(.22)        $(.22)        $(.24)        $(.44)     $ (.30)
 Distributions (from
   capital gains)...         (.54)          (.04)         (.06)                                                               (.79)
                              ---            ---           ---           ---          ----           ---          ----        ----
   Total
    Distributions...       $ (.83)         $(.34)        $(.32)        $(.22)        $(.22)        $(.24)        $(.44)     $(1.09)
Net Asset Value, End
 of Period..........       $16.26         $12.10        $10.58         $9.26         $8.81         $8.32         $7.54      $ 7.30
Total Return........        41.24%         17.58%        17.71%         7.60%         8.53%        13.53%         9.32%      (8.71)%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period............. $204,703,098   $112,552,893   $83,789,646   $65,660,970   $55,160,198   $42,814,515   $33,493,074  $42,108,056
Ratio of Expenses to
 Average Net
 Assets.............          .57%           .64%          .74%          .78%          .75%          .86%          .97%        .77%
Ratio of Net
 Investment Income
 to Average Net
 Assets.............         2.44%          2.73%         3.10%         2.62%         2.77%         3.10%         4.01%       4.22%
Portfolio Turnover
 Rate...............           14%             8%            8%           11%            5%           20%           36%         34%
Average Commission
 Rate Paid..........          .01

                         1989          1988
                      -----------   -----------
                     <
Net Asset Value,
 Beginning of
 Period.............        $7.13        $ 8.98
Income From
 Investment
 Operations:
 Net Investment
   Income...........        $ .25        $  .17
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......         2.22          (.58)
                              ---           ---
   Total From
    Investment
    Operations......        $2.47        $ (.41)
Less Distributions:
 Dividends (from net
   investment
   income)..........        $(.17)       $ (.40)
 Distributions (from
   capital gains)...         (.24)        (1.04)
                              ---           ---
   Total
    Distributions...        $(.41)       $(1.44)
Net Asset Value, End
 of Period..........        $9.19        $ 7.13
Total Return........        34.64%        (4.57)%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............  $38,783,743   $25,303,236
Ratio of Expenses to
 Average Net
 Assets.............          .86%          .80%
Ratio of Net
 Investment Income
 to Average Net
 Assets.............         3.40%         2.74%
Portfolio Turnover
 Rate...............           98%          140%
Average Commission
 Rate Paid..........


---------------

(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 2,020,051.159 shares ($12,180,908.49 of net asset value) in the T. Rowe Price Growth and Income Series.

                              SECURITY FIRST TRUST
                                  BOND SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              YEAR ENDED JULY 31,
                     ------------------------------------------------------------------------------------------------------
                        1997          1996         1995         1994         1993         1992         1991       1990(1)
                     -----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value,
 Beginning of
 Period.............       $3.88        $3.92        $3.82        $4.08        $3.95        $3.68        $3.95        $4.10
Income from
 Investment
 Operations:
 Net Investment
   Income...........       $ .24        $ .24        $ .24        $ .21        $ .22        $ .24        $ .52        $ .29
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......         .14         (.04)         .08         (.25)         .14          .28         (.24)        (.14)
   Total from
    Investment
    Operations......       $ .38        $ .20        $ .32        $(.04)       $ .36        $ .52        $ .28        $ .15
Less Distributions:
 Dividends (from net
   investment
   income)..........       $(.24)       $(.24)       $(.22)       $(.22)       $(.23)       $(.25)       $(.55)       $(.30)
 Distributions (from
   capital gains)...
                            ----         ----         ----         ----         ----         ----         ----         ----
   Total
    Distributions...       $(.24)       $(.24)       $(.22)       $(.22)       $(.23)       $(.25)       $(.55)       $(.30)
Net Asset Value, End
 of Period..........       $4.02        $3.88        $3.92        $3.82        $4.08        $3.95        $3.68        $3.95
Total Return........        9.79%        5.10%        8.38%        (.98)%       9.11%       14.13%        7.09%        3.66%

Ratios/Supplemental
 Data:
Net Assets, End of
 Period............. $10,634,720   $8,981,365   $7,977,781   $7,225,964   $7,229,959   $5,682,609   $4,793,766   $9,371,386

Ratio of Expenses to
 Average Net
 Assets.............         .75%         .90%        1.29%        1.30%        1.45%        1.50%        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........        6.41%        6.32%        6.27%        5.45%        6.02%        6.42%        6.89%        7.45%
Portfolio Turnover
 Rate...............          54%          34%          56%          58%          36%          50%         310%         186%


                         1989         1988
                      ----------   ----------
                     <
Net Asset Value,
 Beginning of
 Period.............       $3.94        $3.99
Income from
 Investment
 Operations:
 Net Investment
   Income...........       $ .30        $ .29
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......         .14         (.06)
   Total from
    Investment
    Operations......       $ .44        $ .23
Less Distributions:
 Dividends (from net
   investment
   income)..........       $(.28)       $(.28)
 Distributions (from
   capital gains)...                     (.14)
                            ----         ----
   Total
    Distributions...       $(.28)       $(.28)
Net Asset Value, End
 of Period..........       $4.10        $3.94
Total Return........       11.17%        9.27%
Ratios/Supplemental
 Data:
Net Assets, End of
 Period.............  $8,317,356   $7,249,964
Ratio of Expenses to
 Average Net
 Assets.............        1.50%        1.50%
 Ratio of Net
   Investment Income
   to Average Net
   Assets...........        7.65%        7.23%
Portfolio Turnover
 Rate...............         148%         130%


---------------

(1) On October 16, 1990 a significant contractholder in the Capitol Life Separate Account A terminated its group annuity contract which resulted in the redemption of 1,334,514.417 shares ($5,217,951.37 of net asset value) in the Bond Series.

                              SECURITY FIRST TRUST
                      VIRTUS U.S. GOVERNMENT INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                            YEAR ENDED JULY 31,
                                                      ----------------------------------------------------------------
                                                         1997          1996          1995         1994       1993(1)
                                                      -----------   -----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period................  $      5.15   $      5.13   $     4.91   $     5.07   $     5.00
                                                      -----------   -----------   ----------   ----------   ----------
Income From Investment Operations:
  Net Investment Income.............................  $       .23   $       .18   $      .21   $      .11   $      .03
  Net Gains or (Losses) on Securities (both realized
    and unrealized).................................          .20           .04          .15         (.19)         .04
                                                      -----------   -----------   ----------   ----------   ----------
    Total From Investment Operations................  $       .43   $       .22   $      .36   $     (.08)  $      .07
                                                      -----------   -----------   ----------   ----------   ----------
Less Distributions:
  Dividends (from Net Investment Income)............         (.22)         (.19)        (.14)        (.07)
  Distributions (from Capital Gains)................                       (.01)                     (.01)
                                                      -----------   -----------   ----------   ----------
    Total Distributions.............................         (.22)         (0.2)        (.14)        (.08)
                                                      -----------   -----------   ----------   ----------
Net Asset Value, End of Period......................  $      5.36   $      5.15   $     5.13   $     4.91   $     5.07
                                                      ===========   ===========   ==========   ==========   ==========
Total Return(2).....................................        8.35%         4.29%        7.33%        (1.58)%       7.10%

Ratios/Supplemental Data:
Net Assets, End of Period...........................  $28,889,460   $14,888,824   $5,996,149   $3,424,487   $  469,060
Ratio of Expenses to Average Net Assets(2)..........          .70%          .70%         .70%         .70%         .70%
Ratio of Net Investment Income to Average Net
  Assets(2).........................................         5.68%         5.38%        5.19%        3.62%        3.91%
Portfolio Turnover Rate.............................           62%          148%          16%          17%           0%


---------------

(1) The Virtus U.S. Government Income Series commenced operations on May 19,
1993.

(2) Annualized.

                               SERIES PERFORMANCE

    Information concerning the performance of the series of the Trust is contained in the Annual and Semi-Annual Reports for the Trust, copies of which may be obtained free of charge by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service or by calling (310) 312-6100 or (800) 283-4536.
                                   THE TRUST

    The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust.

    The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company ("mutual fund") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy.

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Shares of the Series, when issued, are without par value, fully paid, fully transferable and redeemable at the option of the shareholder. Pursuant to this authority, the Board of Trustees established the Virtus U.S. Government Income Series on January 11, 1993.

    The Trust's business activities are the responsibility of its Board of Trustees. Investment advisory services are provided to the three Series described herein by Security First Investment Management Corporation ("Security

Management"). (See "Investment Adviser," page 9.) T. Rowe Price Associates, Inc. ("Price Associates") is a sub-adviser to Security Management and provides investment management services to the T. Rowe Price Growth and Income Series. Neuberger & Berman, Ltd.("Neuberger & Berman") is the subadviser to Security Management with respect to the Bond Series. Virtus Capital Management, Inc. ("Virtus") is a sub-adviser to Security Management and provides investment management services to the Virtus U.S. Government Income Series. (See "Sub-Advisers", page 9).

                                   THE SERIES

    Each Series operates as a diversified, open-end management investment company and each is treated as a regulated investment company under the Internal Revenue Code of 1986 ("Code"). Each share of a Series represents an equal proportionate interest in the Trust with each other share of that Series. Every share of a Series has an equal proportionate interest in the net assets and net liabilities of that Series, equal rights to all distributions and is entitled to one vote for all permitted purposes. Each Series' assets are segregated and a shareholder's interest in the Trust is limited to the Series in which the shareholder invests. Each Series continually offers its shares for sale at net asset value without sales or redemption charges.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Series has its own investment objectives and policies designed to meet specific investment goals. There can be no assurance that a Series will achieve its objectives. The actual return to a contract owner will be affected by contract fees and separate account charges, as well as the charges imposed by the Trust. Prospective investors should consult their contract prospectus regarding these additional fees and charges. Each Series also has certain investment policies and restrictions which are described in the Statement of Additional Information incorporated herein. The investment policies and restrictions of each Series which are fundamental may not be changed without a majority vote of its shareholders. Other investment policies and restrictions may be changed without a vote of the shareholders.

                     T. ROWE PRICE GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The primary investment objectives of the T. Rowe Price Growth and Income Series are capital growth and production of income. Conservation of principal is a secondary objective. It is impossible for shareholders of this Series to be assured that these objectives can be realized because virtually all securities fluctuate in market price, corporate earnings, and dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of the T. Rowe Price Growth and Income Series' shares will involve a preservation of original capital or protection against loss of value.

    The T. Rowe Price Growth and Income Series will ordinarily invest substantially all of its assets in common stocks, but may also invest in other securities, including preferred stocks, securities of foreign issuers, and fixed income instruments. This Series' investment objectives are sufficiently flexible so as to permit substantial investments in other equity securities and fixed income instruments when business and market conditions indicate that to be an appropriate course of action.

    Accordingly, the percentage of the Series' assets invested in common stocks, other equity securities and fixed income instruments can be expected to vary from time to time in light of management's interpretation of business and market conditions, fiscal and monetary policies, and underlying asset values.

    Investments are not concentrated in any one industry or group of industries but are varied according to what is judged advantageous under varying economic conditions. While the portfolio is diversified by investments in a cross-section of business and industry, the T. Rowe Price Growth and Income Series is intended to follow a policy of flexibility. The T. Rowe Price Growth and Income Series will not invest in companies for the purpose of exercising control of management.

                                  BOND SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The principal investment objective of the Bond Series is to achieve the highest investment income over the long term consistent with the preservation of capital. This Series seeks to achieve this investment objective through investment principally in marketable debt securities. A secondary objective is growth of principal and income with respect to those Series assets that are invested in common and preferred stocks.

    It is impossible for the shareholders of the Bond Series to be assured that these objectives will be realized because virtually all securities fluctuate in market price. In addition, corporate earnings, dividends and the return on fixed income instruments may vary from year to year. Thus, there is no guarantee that a shareholder's capital or income will increase or that purchases of this Series' shares involve a preservation of original capital or protection against loss of value.

    It is the policy of the Bond Series to purchase and hold securities which are believed to have potential for the generation of investment income. Growth of capital and income will be secondary considerations in the selection of portfolio securities. This Series is not intended to buy and sell for short-term trading profits, and as a result, portfolio changes will usually be accomplished gradually. Nevertheless, the Trustees are not restricted and may effect short-term transactions when events subsequent to portfolio purchases make the investments appear undesirable for long-term holding.


    Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. Generally speaking, the Bond Series will invest in what is known as "Investment grade" securities. This Series may, however, invest up to 20% of its assets in securities rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard and Poor's. As of July 31, 1997, no amounts were invested in lower graded debt securities. (For a more complete description of the investment grades assigned to debt securities by the nationally recognized rating agencies, see Appendix A hereto.)


INVESTMENT RISKS OF HIGH-YIELD, HIGH RISK BONDS

    Investment in the lower graded debt securities (i.e., high yield, high risk bonds) involves certain risk factors not normally associated with investment grade bonds. To the extent that this Series invests in high-yield, high-risk bonds, such investment will be subject to such risks including: (a) Sensitivity to Interest Rate and Economic Changes--High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing; (b) Payment Expectations--High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets; and
(c) Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

                      VIRTUS U.S. GOVERNMENT INCOME SERIES

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Virtus U.S. Government Income Series is to provide current income. The investment objective cannot be changed without approval of shareholders. The Virtus U.S. Government Income Series pursues its investment objective by investing primarily in securities which are primary or direct obligations of the U.S. government, its agencies, or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"). The Series may also invest in certain collateralized mortgage obligations ("CMOs") and adjustable rate mortgage securities ("ARMS"), both of which represent or are supported by direct or indirect obligations of the U.S. Government or its instrumentalities. As a matter of investment policy which can be changed without shareholder approval, the Series will invest, under normal circumstances, at least 65% of the value of its total assets in U.S. Government Securities (including such CMOs and ARMS). Unless indicated otherwise, the investment policies of the Series may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The U.S. government securities in which the Series invests include:

    - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and

    - obligations of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation.

    The obligations of U.S. government agencies or instrumentalities which the Series may buy are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

    CMOs. The Virtus U.S. Government Income Series may also invest in CMOs which are rated AAA or better by a nationally recognized rating agency and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Series may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal.

    ARMS. ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Virtus U.S. Government Income Series invests are issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

    Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Series, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. governmental securities.

    Repurchase Agreements. The U.S. government securities in which the Virtus U.S. Government Income Series invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Series and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Series, the Series could receive more or less than the repurchase price on any sale of such securities.

    When-Issued and Delayed Delivery Transactions. The Virtus U.S. Government Income Series may purchase U.S. government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' Investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure may cause the Series to miss a price or yield considered to be advantageous.

    Lending of Portfolio Securities. In order to generate additional income, the Virtus U.S. Government Income Series may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Series will only enter into loan arrangements with broker/dealers, banks, or other institutions which the subadviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

    Mortgage backed securities evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Series' position in these securities and requiring the Series to reinvest the prepayments at interest rates prevailing at the time of reinvestment. In addition, if such securities were purchased at a premium, the Series could experience a capital loss if prepayment is effected before the premium has been amortized.

                            MANAGEMENT OF THE TRUST

TRUSTEES

    Management of the business and affairs of the Trust and the exercise of its Trust powers are the responsibility of the Board of Trustees.

INVESTMENT ADVISER


    Security Management serves as the investment adviser and manager to the T. Rowe Price Growth and Income Series and Bond Series pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 and to the Virtus U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 (the "Advisory Agreements"). The Advisory Agreements have an initial term of two years and may be continued in effect from year to year thereafter. Security Management, a Delaware corporation, is a subsidiary of Security First Group, Inc. ("SFG"), also a Delaware corporation, whose business primarily involves insurance marketing and service. Security Management and SFG maintain their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. The voting securities of SFG are wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management is affiliated with and investment adviser to Security First Life Insurance Company. Security Management is registered as an investment adviser under the Investment Advisers Act of 1940.


    Under the Advisory Agreements, Security Management is responsible to the Trust as its exclusive investment adviser and business manager to manage the investments of each of the three Series of the Trust described herein in accordance with the investment objectives and policies, programs and restrictions of each Series. Pursuant to the Advisory Agreements, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each Series' assets, give investment advice and manage the investment and reinvestment of each Series' securities. Security Management's obligations include the making and execution of all investment decisions, the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select, the furnishing to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services and other necessary office expenses, and the providing of services of individuals who perform executive and administrative functions for the Trust.

    Under the Advisory Agreements, Security Management receives an advisory fee from each Series described herein at the following annual rates: T. Rowe Price Growth and Income Series .50%, Bond Series .50% and Virtus U.S. Government Income Series .90%. The advisory fee, which is accrued daily and payable monthly, is based on the average daily net assets of each Series.

SUB-ADVISERS


Under each Advisory Agreement, Security Management has authority to delegate to one or more sub-advisers certain of its investment advisory functions, subject to supervision by Security Management. Pursuant to this authority, and with the approval of shareholders, Security Management has executed a Sub-Advisory Agreement with Price Associates, dated October 30, 1997 respecting the T. Rowe Price Growth and Income Series, a Sub-Advisory Agreement with Neuberger & Berman, Ltd., dated October 30, 1997 respecting the Bond Series, and a Sub-Advisory Agreement with

Virtus dated October 30, 1997 respecting the Virtus U.S. Government Income Series. Each agreement has an initial term of two years and may be extended from year to year thereafter.



    Price Associates is a Maryland corporation which was incorporated in 1947 as the successor to the investment counseling business founded by Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and certain of its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision of approximately $125 billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.


    Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.


    Virtus is a Maryland corporation with its principal offices located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Signet Banking Corp., is the sole stockholder of Virtus. Shares of the Virtus U.S. Government Income Series are not deposits of, or endorsed or guaranteed by, Signet Trust Company or its affiliates, and are not federally insured.


    The parent of Virtus, Signet Banking Corp., has entered into a merger agreement with First Union Corporation . As a result upon the close of this transaction, the Sub-Advisory Agreement between Virtus and Security Management will be deemed to have been assigned and thereby terminated. It is expected that approval by shareholders of the Virtus U.S. Government Income Series will be sought for a new Sub-Advisory Agreement with Virtus.

    Under the Sub-Advisory Agreements, Price Associates, Neuberger & Berman and Virtus provide investment management services to the Series which are the subject of the Agreements. Each has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, each subadvisor must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary and it must formulate and implement a continuing plan for performance of its services.

    The Sub-Advisory Agreements with Price Associates and Neuberger & Berman provide that Security Management shall pay a sub-advisory fee at an annual rate equal to 0.35% of the average daily net assets of the Series each subadvises, which fees are accrued daily and paid monthly. Under the Sub-Advisory Agreement with Virtus, Security Management is obligated to pay a sub-advisory fee at an annual rate equal to 0.75% of the average daily net assets of the Series it subadvises, which fees are accrued daily and paid monthly.

PORTFOLIO MANAGERS

    Brian C. Rogers has primary responsibility for portfolio management of the
T. Rowe Price Growth and Income Series. He has held this position since 1989. He is a Managing Director with Price Associates and has been in their employ for more than ten years. His other responsibilities include management of two publicly offered mutual funds of Price Associates and separate institutional investment accounts.


    The principals of Neuberger & Berman that will have significant management responsibilities for the Bond Series are Messrs. Theodore Giuliano and Martin McKerrow, who are co-directors of Neuberger & Berman Fixed Income Group. Messrs. Giuliano and McKerrow have been employed by Neuberger & Berman in the management of fixed income securities since 1984.



    L. Robert Cheshire is the portfolio manager of the Virtus U.S. Government Income Series effective November 1997. He is newly employed by Virtus. He is also employed by First Union Corporation ("First Union"). He joined First Union (the Fidelity Bank) in 1990 as Vice President and Senior Portfolio Manager. He is head of the Newark Taxable Fixed Income Unit and manages the Evergreen Intermediate Term Government Securities Fund. Prior to joining First Union, Mr. Cheshire was a Vice President at Shearson Lehman Hutton for eleven years in the Asset Management Division and Government Securities.

EXPENSES

    Under the Advisory Agreements, each Series will pay its fair share of the expenses related to the Trust's organization, its legal and independent accounting and auditing expense, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents, registrars and other agents, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and Trustees' meetings and interest expenses. These expenses are paid from the income received by each Series in the form of dividends or interest on investments. In the event that a Series' income is insufficient to pay its share of the Trust's expenses, they will be paid from that Series' capital. Security Management is responsible for paying all expenses and charges not assumed by the Trust.


    For the fiscal year ended July 31, 1997 the ratios of total expenses to average net assets were: .57% for the T. Rowe Price Growth and Income Series,
 .75% for the Bond Series and .70% for the Virtus U.S. Government Income Series. Under the Advisory Agreement, Security Management and Virtus are obligated, to the extent required by law, to defer their advisory fees paid with respect to a Series if the aggregate annual operating expenses of the Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30 million of average net assets, 2.0% of the net $70.0 million of average net assets and 1.5% of any remaining average net assets. While they are not obligated to do so, Security Management and Virtus have agreed to continue, until notice to the contrary, to defer their fees (and make contributions in respect of excess expenses) in order to maintain the expense ratio of the Virtus U.S. Government Income Series at a level of .70% or less.



    For the fiscal year ended July 31, 1997, Security Management earned management fees of $225,438 from the T. Rowe Price Growth and Income Series and $14,681 from the Bond Series.



    In regard to the Virtus U.S. Government Income Series, for the fiscal year ended July 31, 1997, Security Management earned advisory fees of $184,392 ($30,776 after payment of subadvisory fees). Of this amount, Security Management waived $70,100 ($522 after waiver of subadvisory fees). Virtus earned subadvisory fees of $153,616 and of this amount, it waived $69,578.


                          HOW TO BUY AND REDEEM SHARES

DETERMINING NET ASSET VALUE

    The net asset value per share of each Series is determined as of the close of regular trading on the New York Stock Exchange, or such other time as shall be determined by the Trustees, on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value per share of the Series might be materially affected by changes in the value of portfolio securities. The net asset value per share of the three Series described herein will fluctuate. Net asset value per share is computed by dividing the value of the securities held by a Series plus any cash or other assets (including interest and dividends accrued but not received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses are accrued daily.

BUYING SHARES

    Trust shares are sold solely to life insurance company separate accounts to fund variable contracts, to life insurance company general accounts and to any other investors permitted under Section 817(h) of the Code and the regulations thereunder. Individuals wishing to invest in shares of any of the Series should refer to the prospectus of the separate account through which shares of the Trust are purchased.

    The Trust markets its own shares; it does not utilize the services of an underwriter. The shares of any of the Series may be purchased by the insurance company directly from the Trust at the net asset value per share. There are no minimum purchase amounts. The Trust reserves the right to accept or reject any order. An order to purchase shares of a Series is not binding on the Trust until payment has been received.

    Applications to purchase shares of the Series are available from the Trust. Requests for such applications should be addressed to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064.

    Purchases of the shares of a Series are made at the net asset value per share determined following receipt of an order by the Trust, without the assessment of a sales charge. The Trust may not sell shares of any Series at less than net asset value.

    An insurance company separate account may enter into a participation agreement under which the separate account may periodically purchase shares of any of the Series on the terms specified in the agreement. Checks drawn on foreign banks will not be accepted unless provision has been made for payment through a U.S. bank in U.S. dollars. If full payment does not accompany the order, full payment must be received by the Trust no later than seven days following the date that the order is received. If payment is not received within the stipulated time period, the order is subject to cancellation.

    As a condition of this offering, if an order to purchase shares of any of the Series is cancelled due to nonpayment, the purchaser will be responsible for any loss incurred by the Series by reason of such cancellation, and if the purchaser remains a shareholder, the Trust will have authority as agent of the shareholder to reimburse the Series for the loss incurred. Investors whose orders have been cancelled may be prohibited or restricted from placing future orders.

REDEMPTION OF SHARES

    Upon written request, the Trust will redeem Series shares from shareholders of record at the per share net asset value next determined after receipt by the Trust of the request, together with any additional documents which may be required for redemption. The written request must be executed by each registered owner exactly as the shares are registered, and the request or the share power must specify the total number of shares to be redeemed. There is no charge for either partial or complete redemption. Such a request should also identify the shareholder's account by number.

    It is requested that all redemption requests made by mail be sent by certified mail with return receipt requested. Redemptions will not become effective until all documents in the form required have been received by the Trust. Payment for shares redeemed generally will be made by the Trust not later than seven days after receipt of the written redemption request.

    A shareholder may receive more or less than was paid for the shares depending on the investment experience of the portfolio securities held by a Series and the value of such securities at the time of redemption. Such a transaction may result in a taxable event (gain or loss) to the shareholder.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DISTRIBUTIONS BY SERIES

    The present policy of the T. Rowe Price Growth and Income, Bond and Virtus U.S. Government Income Series is to pay dividends from their net investment income from time to time, as determined by the Board of Trustees. It is also the policy of these three Series to distribute net realized long-term capital gains, if any, at least once each year.

    Unless the shareholder elects otherwise, dividends and capital gain distributions of the Series described herein are automatically reinvested in additional shares. Such shares are credited to the shareholder's account at net asset value on a date which is determined by the Board of Trustees and which is between the record date and the payment date. In the initial application to purchase shares of a Series, the shareholder may specify that dividends are to be paid in cash and capital gain distributions reinvested in additional shares, or that all dividends and distributions are to be paid in cash. The shareholder's instructions with respect to the payment of distributions by a Series may be changed without cost by a request made in writing to the Trust. To be effective as to any dividend or capital gain distribution, the shareholder's written request for a change must be received by the Trust prior to the declaration thereof and in any event at least thirty days before the date set for payment.

TAXATION OF SHAREHOLDERS

    Under the Code each Series is treated as a separate regulated investment company providing the qualification requirements of Sub-chapter M of the Code are met. The Trust intends each Series to qualify as a regulated investment company. As a general rule, distributions from a regulated investment company to its shareholders are taxed in the following manner: (a) distributions derived from interest, dividends and net short-term capital gains are taxable to the shareholder as ordinary income, and (b) distributions derived from net long-term capital gains are taxable to the shareholder as long-term capital gains regardless of the actual length of time the shareholder has owned the investment company's shares.

    Because the Series' shares are sold only to life insurance companies as the underlying investment media for their separate accounts and to other entities permitted under Section 817(h) of the Code, the foregoing rules are modified by special rules of the Code for taxing life insurance companies. Under these special rules, a life insurance company generally will not incur any federal income tax liability on Series distributions to a separate account on a variable contract as defined in Section 817(d) of the Code. See the contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate account.

DIVERSIFICATION REQUIREMENTS

    Each Series intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Series by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of each Series as assets of the related separate account, of each Series. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. governmental agency and instrumentality is considered a separate issuer for these purposes, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered to be the same issuer. Similarly, all repurchase agreements purchased from a broker-dealer will be considered the securities issued by that broker-dealer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other investment companies meeting the requirements of Subchapter M. Failure of a Series to satisfy the section 817(h) requirements may result in taxation of the insurance company issuing the contracts, and in less favorable tax treatment of the contract holders than as is described in the applicable contract prospectus.

                                  TRUST SHARES

    On any matter submitted to all shareholders of the Trust, shares of each Series entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Series' shares. However, on matters affecting an individual Series, a separate vote of shareholders of that Series is required. Shareholders of a Series are not entitled to vote on any matter which does not affect that Series but which requires a separate vote of another Series.

    The Trust is not required to hold annual meetings of its shareholders. Those persons elected at the shareholders' meeting held on June 6, 1994 will continue in office until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for the purpose; or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian, The Bank of New York, 1 Wall Street, New York, New York 10286.

    Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             EFFECT OF BANKING LAWS

    Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Virtus is subject to such banking laws and regulations.

    Virtus believes, based on the advice of its counsel, that Virtus may serve as subadviser for the Virtus U.S. Government Income Series without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes or regulations, could prevent Virtus from continuing to perform in its capacity as subadviser to the Trust. If it were prohibited from engaging in this activity, the Trustees would consider alternative subadvisers and means of continuing available investment services. It is not expected that existing shareholders would suffer any adverse financial consequences (if other subadviser with equivalent abilities to Virtus is found) as a result of any of these occurrences.

    State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

                               PORTFOLIO TURNOVER

    Although the Virtus U.S. Government Income Series does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Series' subadviser believes it is appropriate to do so in light of the Series' investment objective, without regard to the length of time a particular security may have been held. The subadviser to the Virtus U.S. Government Income Series does not anticipate that portfolio turnover will result in adverse tax consequences. The Virtus U.S. Government Income Series estimates that the annual rate of portfolio turnover will not exceed 100%.

                                    REPORTS

    Trust shareholders will be kept informed through annual and semi-annual reports showing the financial activities of the Series in which they have invested. Financial statements of the Trust will be audited annually by certified public accountants. Shareholder inquiries should be addressed to Security First Trust: Customer Service, 11365 West Olympic Boulevard, Los Angeles, California 90064.

                               LEGAL PROCEEDINGS

    There are no material pending legal proceedings, other than ordinary routine litigation incidental to its business, to which the Trust or Security Management is a party.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                                PAGE
                                                                                ----
The Trust.....................................................................     3

Investment Policies and Restrictions..........................................     4

Investment Adviser and Other Services.........................................    15

Principal Holders of Securities...............................................    21

Management of the Trust.......................................................    22

Brokerage.....................................................................    24

Portfolio Turnover............................................................    27

Pricing and Redemption of Securities Being Offered............................    27

Taxation......................................................................    29

Bond Ratings..................................................................    30

Commercial Paper Ratings......................................................    32

Custodian.....................................................................    33

Independent Auditors..........................................................    33

Federal Registration of Shares................................................    33

Legal Counsel.................................................................    33

                              SECURITY FIRST TRUST
                                   PROSPECTUS
--------------------------------------------------------------------------------


                              VIRTUS EQUITY SERIES


                      VIRTUS U.S. GOVERNMENT INCOME SERIES


                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
                                 (310) 312-6100
--------------------------------------------------------------------------------

Security First Trust ("Trust") is a diversified open-end management investment company. The Trust's shares are offered continuously and sold to separate accounts of life insurance companies to fund variable contracts. Shares of the Trust are not sold directly to the general public. Shares of the Trust may be purchased and redeemed at net asset value without the imposition of a sales charge.


This prospectus describes two separate series of shares, the Virtus Equity Series and the Virtus U.S. Government Income Series (referred to separately and collectively as "the Series"). The Trust has additional Series which are not described herein. These additional Series are not available for contracts offered in connection with this prospectus.



The Virtus Equity Series seeks to provide growth of capital and income. The Series pursues this objective by investing in common stocks of high quality companies. Emphasis is placed on stocks where the value is low when compared to present earnings.



The Virtus U.S. Government Income Series seeks to provide current income. The Series pursues this objective by investing in a professionally managed, diversified portfolio limited primarily to U.S. government securities.


A Statement of Additional Information about the Trust which is incorporated by reference into this Prospectus has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service, or you can call (310) 312-6100 or (800) 283-4536. The date of the Statement of Additional Information is the same as the date of this Prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

ANNUITIES, MUTUAL FUNDS, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS, OBLIGATIONS, OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------


Prospectus dated December 1, 1997                                    SIG (12/97)

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Condensed Financial Information......................................................    3
Series Performance...................................................................    4
The Trust............................................................................    4
The Series...........................................................................    5
Investment Objectives and Policies...................................................    5
Virtus Equity Series.................................................................    5
Virtus U.S. Government Income Series.................................................    7
Management of the Trust..............................................................    8
How to Buy and Redeem Shares.........................................................   10
Dividends, Distributions and Federal Taxes...........................................   11
Trust Shares.........................................................................   12
Effect of Banking Laws...............................................................   12
Portfolio Turnover...................................................................   13
Reports..............................................................................   13
Legal Proceedings....................................................................   13

                              SECURITY FIRST TRUST

                              VIRTUS EQUITY SERIES


                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                          Year Ended        Year Ended        Year Ended        Year Ended          Year Ended
                                         July 31, 1997     July 31, 1996     July 31, 1995     July 31, 1994     July 31, 1993(1)
                                         -------------     -------------     -------------     -------------     ----------------
Net Asset Value, Beginning of Period...   $       6.05      $       5.70      $       4.99      $       5.00        $     5.00
                                           -----------       -----------       -----------       -----------       -----------
Income From Investment Operations:
  Net Investment Income................   $        .09      $        .10      $        .05      $        .05        $      .01
  Net Gains or (Losses) on Securities
    (both realized and unrealized).....   $       2.60               .46                71              (.03)             (.01)
                                           -----------       -----------       -----------       -----------       -----------
    Total From Investment Operations...   $       2.69      $        .56      $        .76      $        .02        $      .00
                                           -----------       -----------       -----------       -----------       -----------
Less Distributions:
  Dividends (from Net Investment
    Income)............................           (.11)             (.05)             (.05)             (.03)
  Distributions (from Capital Gains)...           (.45)             (.16)
                                           -----------       -----------
    Total Distributions................           (.56)             (.21)             (.05)             (.03)
                                           -----------       -----------       -----------       -----------
Net Asset Value, End of Period.........   $       8.18      $       6.05      $       5.70      $       4.99        $     5.00
                                           ===========       ===========       ===========       ===========       ===========
Total Return(2)........................          44.46              9.82%            15.23%              .40%             0.00%

Ratios/Supplemental Data:
Net Assets, End of Period..............   $ 47,571,469      $ 20,701,776      $  7,765,719      $  3,007,073        $1,333,852
Ratio of Expenses to Average Net
  Assets(2)............................           1.00%             1.00%             1.00%             1.00%             1.00%
Ratio of Net Investment Income to
  Average Net Assets(2)................           1.50%             2.24%             1.29%             1.38%              .85%
Portfolio Turnover Rate................             55%               88%               84%              121%                7%
Average Commission Rate Paid...........            .02


---------------


(1) The Virtus Equity Series commenced operations on May 19, 1993.


(2) Annualized.

                              SECURITY FIRST TRUST

                      VIRTUS U.S. GOVERNMENT INCOME SERIES


                        CONDENSED FINANCIAL INFORMATION

    The following schedule of financial highlights has been audited by Ernst & Young LLP, the Trust's independent auditors, whose report thereon appears in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                          Year Ended        Year Ended        Year Ended        Year Ended          Year Ended
                                         July 31, 1997     July 31, 1996     July 31, 1995     July 31, 1994     July 31, 1993(1)
                                         -------------     -------------     -------------     -------------     ----------------
Net Asset Value, Beginning of Period...   $       5.15      $       5.13      $       4.91      $       5.07         $   5.00
                                           -----------       -----------       -----------       -----------      -----------
Income From Investment Operations:
  Net Investment Income................   $        .23      $        .18      $        .21      $        .11         $    .03
  Net Gains or (Losses) on Securities
    (both realized and unrealized).....            .20               .04               .15              (.19)             .04
                                           -----------       -----------       -----------       -----------      -----------
    Total From Investment Operations...   $        .43      $        .22      $        .36      $       (.08)        $    .07
                                           -----------       -----------       -----------       -----------      -----------
Less Distributions:
  Dividends (from Net Investment
    Income)............................           (.22)             (.19)             (.14)             (.07)
  Distributions (from Capital Gains)...                             (.01)                               (.01)
                                           -----------       -----------       -----------       -----------
    Total Distributions................           (.22)             (.20)             (.14)             (.08)
                                           -----------       -----------       -----------       -----------
Net Asset Value, End of Period.........   $       5.36      $       5.15      $       5.13      $       4.91         $   5.07
                                           ===========       ===========       ===========       ===========      ===========
Total Return(2)........................           8.35%             4.29%             7.33%            (1.58)%           7.10%
Ratios/Supplemental Data:
Net Assets, End of Period..............   $ 28,889,460      $ 14,888,824      $  5,996,149      $  3,424,487         $469,060
Ratio of Expenses to Average Net
  Assets(2)                                        .70%              .70%              .70%              .70%             .70%
Ratio of Net Investment Income to
  Average Net Assets(2)................           5.68%             5.38%             5.19%             3.62%            3.91%
Portfolio Turnover Rate................             62%              148%               16%               17%               0%


---------------


(1) The Virtus U.S. Government Income Series commenced operations on May 19,
    1993.


(2) Annualized.

                               SERIES PERFORMANCE


    Information concerning the performance of the series of the Trust is contained in the Annual and Semi-Annual Reports for the Trust, copies of which may be obtained free of charge by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California, 90064, Attention: Customer Service or by calling (310) 312-6100 or (800) 283-4536.



                                   THE TRUST


    The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust.

    The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company ("mutual fund") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy.

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Shares of the Series, when issued, are without par value, fully paid, fully transferable and redeemable at the option of the shareholder. Pursuant to this authority, the Board of Trustees established the Virtus Equity Series and the Virtus U.S. Government Income Series on January 11, 1993.



    The Trust's business activities are the responsibility of its Board of Trustees. Investment advisory services are provided to the two Series described herein by Security First Investment Management Corporation ("Security Management"). Virtus Capital Management, Inc. ("Virtus") is a sub-adviser to Security Management and provides investment management services to the Virtus Equity Series and the Virtus U.S. Government Income Series. (See "Sub-Adviser", page 9).


                                   THE SERIES

    Each Series described herein operates as a diversified, open-end management investment company and each is treated as a regulated investment company under the Internal Revenue Code of 1986 ("Code"). Each share of a Series represents an equal proportionate interest in the Trust with each other share of that Series. Every share of a Series has an equal proportionate interest in the net assets and net liabilities of that Series, equal rights to all distributions and is entitled to one vote for all permitted purposes. Each Series' assets are segregated and a shareholder's interest in the Trust is limited to the Series in which the shareholder invests. Each Series continually offers its shares for sale at net asset value without sales or redemption charges.

                       INVESTMENT OBJECTIVES AND POLICIES

    Each Series has its own investment objectives and policies designed to meet specific investment goals. There can be no assurance that a Series will achieve its objectives. The actual return to a contract owner will be affected by contract fees and separate account charges, as well as the charges imposed by the Trust. Prospective investors should consult their contract prospectus regarding these additional fees and charges. Each Series also has certain investment policies and restrictions which are described in the Statement of Additional Information incorporated herein by reference. The investment objectives and restrictions of each Series are deemed to be fundamental policies which may not be changed without a majority vote of its shareholders.


                              VIRTUS EQUITY SERIES


INVESTMENT OBJECTIVE


    The investment objective of the Virtus Equity Series is to provide growth of capital and income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Series will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.


INVESTMENT POLICIES


    The Virtus Equity Series is managed to take advantage of trends in the stock market that favor different styles of stock selection (value or growth) and different sizes of companies (consisting of large, medium and small). The value style seeks stocks that, in the opinion of the advisor, are undervalued and are or will be worth more than their current price. The growth style seeks stocks with higher earnings growth rates which, in the opinion of the advisor will lead to appreciation in stock price. Unless indicated otherwise, the investment policies (but not the investment objectives) of the Series may be changed by the Trustees without the approval of the contractholders. Contractholders will be notified before any material change in these policies becomes effective.



    Acceptable Investments. The securities in which the Virtus Equity Series invests include but are not limited to the following securities.



    Common Stocks. At least 65% of the Series' portfolio will be invested in common stocks, unless it is in a defensive position. The sub-advisor will consider factors such as revenues, product position, market share, potential earnings growth or asset values in making stock selections.



    Other Corporate Securities. The Virtus Equity Series may invest in preferred stocks, corporate bonds, notes, warrants, rights, and convertible securities of these companies.



    Commercial Paper. The Virtus Equity Series may invest in commercial paper rated A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service Inc. and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper.


    Bank Instruments. The Virtus Equity Series may invest in instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), Eurodollar Time Deposits ("ETDs") and American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer.



    Repurchase Agreements. Certain securities in which the Virtus Equity Series invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Series and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Series, the Series could receive more or less than the repurchase price on any sale of such securities.



    U.S. Government Securities. The Virtus Equity Series may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities including those obligations purchased on a when-issued or delayed delivered basis.



    Put and Call Options. The Virtus Equity Series may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Series holds against decreases in value. The Series may also write covered call options on all or any portion of its portfolio to generate income for the Series. The Series will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash or U.S. government securities in the amount of any additional consideration.



    The Virtus Equity Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Series are not traded on an exchange. The Series purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Series' subadviser.


    Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-trade options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Series will not buy call options or write put options without further notification to shareholders.


    Financial Futures and Options on Futures. The Virtus Equity Series may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in stock prices. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.



    The Virtus Equity Series may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Series writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Series is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.



    The Virtus Equity Series may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Series' existing futures positions and premiums paid for related options would exceed 5% of the market value of the Series' total assets. When the Series purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Series' custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.



    Lending of Portfolio Securities. In order to generate additional income, the Virtus Equity Series may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Series will only enter into loan arrangements with broker/dealers, banks, or other institutions which the subadviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


    When-Issued and Delayed Delivery Transactions. The Virtus Equity Series may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure may cause the Series to miss a price or yield considered to be advantageous.



                      VIRTUS U.S. GOVERNMENT INCOME SERIES


INVESTMENT OBJECTIVE


    The investment objective of the Virtus U.S. Government Income Series is to provide current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Series will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.


INVESTMENT POLICIES


    The Virtus U.S. Government Income Series pursues its investment objective by investing primarily in securities which are primary or direct obligations of the U.S. government, its agencies, or instrumentalities or which are guaranteed by the U.S. government, its agencies, or instrumentalities ("U.S. Government Securities"). The Series may also invest in certain collateralized mortgage obligations ("CMOs") and adjustable rate mortgage securities ("ARMS"), both of which represent or are supported by direct or indirect obligations of the U.S. Government or its instrumentalities. As a matter of investment policy which can be changed without shareholder approval, the Series will invest, under normal circumstances, at least 65% of the value of its total assets in U.S. Government Securities (including such CMOs and ARMS). Unless indicated otherwise, the investment policies of the Series may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.


ACCEPTABLE INVESTMENTS

    The U.S. government securities in which the Series invests include:

    - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and

    - obligations of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation.

    The obligations of U.S. government agencies or instrumentalities which the Series may buy are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.


    CMOs. The Virtus U.S. Government Income Series may also invest in CMOs which are rated AAA or better by a nationally recognized rating agency and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Series may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal.


    ARMS. ARMS are pass-through mortgage securities with adjustable rather than fixed interest rates. The ARMS in which the Virtus U.S. Government Income Series invests are issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.


    Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Series, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. governmental securities.


    Repurchase Agreements. The U.S. government securities in which the Virtus U.S. Government Income Series invests may be purchased pursuant to repurchase agreements. For a discussion of repurchase agreements, see "Virtus Equity Series -- Repurchase Agreements", page 6.



    When-Issued and Delayed Delivery Transactions. The Virtus U.S. Government Income Series may purchase U.S. government securities on a when-issued or delayed delivery basis. For a discussion of these transactions, see "Virtus Equity Series -- When-Issued and Delayed Delivery Transactions", page 7.



    Lending of Portfolio Securities. In order to generate additional income, the Virtus U.S. Government Income Series may lend portfolio securities subject to the same limitations as those applicable to the Virtus Equity Series' portfolio lending activities (see "Virtus Equity Series -- Lending of Portfolio Securities", page 6.


    Mortgage backed securities evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Series' position in these securities and requiring the Series to reinvest the prepayments at interest rates prevailing at the time of reinvestment. In addition, if such securities were purchased at a premium, the Series could experience a capital loss if prepayment is effected before the premium has been amortized.

                            MANAGEMENT OF THE TRUST

TRUSTEES

    Management of the business and affairs of the Trust and the exercise of its Trust powers are the responsibility of the Board of Trustees.

INVESTMENT ADVISER


    Security Management serves as the investment adviser and manager of the two Series described herein pursuant to a Master Investment Management and Advisory Agreement ("Advisory Agreement"), dated October 30, 1997. Security Management, a Delaware corporation, is a subsidiary of Security First Group, Inc. ("SFG") also a Delaware corporation, whose business primarily involves insurance marketing and service. Security Management and SFG maintain their principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. The voting securities of SFG are owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management is affiliated with and investment adviser to Security First Life Insurance Company. Security Management is registered as an investment adviser under the Investment Advisers Act of 1940.


    Under the Advisory Agreement, Security Management is responsible to the Trust as its exclusive investment adviser and business manager to manage the investments of each of the Series of the Trust in accordance with the investment objectives and policies, programs and restrictions of each Series. Pursuant to the Advisory Agreement, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each Series' assets, give investment advice and manage the investment and reinvestment of each Series' securities. Security Management's obligations include the making and execution of all investment decisions, the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select, the furnishing to the Trust any necessary office space, equipment and personnel, clerical and bookkeeping services and other necessary office expenses, and the providing of services of individuals who perform executive and administrative functions for the Trust.


    Under the Advisory Agreement, Security Management receives an advisory fee from each Series described herein at the following annual rates: Virtus Equity Series .90%, and Virtus U.S. Government Income Series .90%. The advisory fee, which is accrued daily and payable monthly, is based on the average daily net assets of each Series.


SUB-ADVISER


    Under the Advisory Agreement, Security Management has authority to delegate to one or more sub-advisers certain of its investment advisory functions, subject to supervision by Security Management. Pursuant to this authority, Security Management has executed a Sub-Advisory Agreement, dated October 30, 1997 with Virtus, with respect to the Series. Virtus is a Maryland corporation with its principal offices located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus is a wholly owned subsidiary of Signet Banking Corp. Shares of the Virtus Equity Series and the Virtus U.S. Government Income Series are not deposits of, or endorsed or guaranteed by, Signet Banking Corp. or its affiliates, and are not federally insured.



    The parent of Virtus, Signet Banking Corp., has entered into a merger agreement with First Union Corporation. As a result, upon the close of this transaction, the Sub-Advisory Agreement between Virtus and Security Management will be deemed to have been assigned and thereby terminated. It is expected that approval by shareholders of the Virtus U.S. Government Income Series and the Virtus Equity Series will be sought for a new Sub-Advisory Agreement with Virtus.


    Under the Sub-Advisory Agreement, Virtus provides investment management services to each of the respective Series for which it serves as subadviser. The subadviser has the discretion to purchase or sell securities on behalf of the Trust and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, the subadviser obtains and evaluates information relating to the economy, industries, business, securities markets and securities as it may deem necessary and it must formulate and implement a continuing plan for performance of its services.

    The Sub-Advisory Agreement with Virtus provides that Security Management shall pay a subadvisory fee to Virtus at an annual rate equal to .75% of the average daily net assets of each Series it subadvises, which fees are accrued daily and paid monthly.

PORTFOLIO MANAGERS


    Tanya Orr Bird joined Virtus in 1994. She has been managing the Virtus Equity Series since March, 1996. Tanya co-manages two other Virtus mutual funds and a number of institutional separate accounts. Prior to joining Virtus Capital, she worked as an Investment Consultant for five years. Tanya is a Chartered Financial Analyst with a B.S. in Mathematics from the University of Pittsburgh and an MBA from The College of William and Mary.



    L. Robert Cheshire is the portfolio manager of the Virtus U.S. Government Income Series effective November 1997. He is newly employed by Virtus. He is also employed by First Union Corporation ("First Union"). He joined First Union (the Fidelity Bank) in 1990 as Vice President and Senior Portfolio Manager. He is head of the Newark Taxable Fixed Income Unit and manages the Evergreen Intermediate Term Government Securities Fund. Prior to joining First Union, Mr. Cheshire was a Vice President at Shearson Lehman Hutton for eleven years in the Asset Management Division and Government Securities.


EXPENSES

    Under the Advisory Agreement, each Series will pay its fair share of the expenses related to the Trust's legal and independent accounting and auditing expense, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents, registrars and other agents, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and Trustees' meetings and interest expenses. These expenses are paid from the income received by each Series in the form of dividends or interest on investments. In the event that a Series' income is insufficient to pay its share of the Trust's expenses, they will be paid from that Series' capital. Security Management is responsible for paying all expenses and charges not assumed by the Trust.


    For the fiscal year ended July 31, 1997 the ratios of total expenses to average net assets were: 1.00% for the Virtus Equity Series and .70% for the Virtus U.S. Government Income Series. Under the Advisory Agreement, Security Management and Virtus are obligated, to the extent required by law, to defer their advisory fees paid with respect to a

Series if the aggregate annual operating expenses of the Series, exclusive of its share of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of any remaining average net assets. While they are not obligated to do so, Security Management and Virtus have agreed to continue, until notice to the contrary, to defer their fees (and make contribution in respect of excess expenses) in order to maintain the expense ratios of the Virtus Equity and the Virtus U.S. Government Income Series at a level of 1.00% and .70% respectively, or less.



    In regard to the Virtus Equity Series, for the fiscal year ended July 31, 1997, Security Management earned advisory fees of $277,576 ($46,763 after payment of subadvisory fees). Of this amount, Security Management waived $14,845 ($816 after waiver of subadvisory fees). Virtus earned subadvisory fees of $233,813 and of this amount, it waived $14,845.



    In regard to the Virtus U.S. Government Income Series, for the fiscal year ended July 31, 1997, Security Management earned advisory fees of $184,392 ($30,776 after payment of subadvisory fees). Of this amount, Security Management waived $69,578 ($522 after waiver of subadvisory fees). Virtus earned subadvisory fees of $153,616 and of this amount, it waived $69,578.


                          HOW TO BUY AND REDEEM SHARES

DETERMINING NET ASSET VALUE


    The net asset value per share of each Series is determined as of the close of regular trading on the New York Stock Exchange, or such other time as shall be determined by the Trustees, on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value per share of the Series might be materially affected by changes in the value of portfolio securities. The net asset value per share of the Virtus Equity Series and the Virtus U.S. Government Income Series will fluctuate. Net asset value per share is computed by dividing the value of the securities held by a Series plus any cash or other assets (including interest and dividends accrued but not received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses are accrued daily.


BUYING SHARES

    Trust shares are sold solely to life insurance company separate accounts to fund variable contracts, to life insurance company general accounts and to any other investors permitted under section 817(h) of the Code and the regulations thereunder. Individuals wishing to invest in shares of any of the Series should refer to the prospectus of the separate account through which shares of the Trust are purchased.

    The Trust markets its own shares; it does not utilize the services of an underwriter. The shares of any of the Series may be purchased by the insurance company directly from the Trust at the net asset value per share. There are no minimum purchase amounts. The Trust reserves the right to accept or reject any order. An order to purchase shares of a Series is not binding on the Trust until payment has been received.

    Applications to purchase shares of the Series are available from the Trust. Requests for such applications should be addressed to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064.

    Purchases of the shares of a Series are made at the net asset value per share determined following receipt of an order by the Trust, without the assessment of a sales charge. The Trust may not sell shares of any Series at less than net asset value.

    An insurance company separate account may enter into a participation agreement under which the separate account may periodically purchase shares of any of the Series on the terms specified in the agreement. Checks drawn on foreign banks will not be accepted unless provision has been made for payment through a U.S. bank in U.S. dollars. If full payment does not accompany the order, full payment must be received by the Trust no later than seven days following the date that the order is received. If payment is not received within the stipulated time period, the order is subject to cancellation.

    As a condition of this offering, if an order to purchase shares of any of the Series is cancelled due to nonpayment, the purchaser will be responsible for any loss incurred by the Series by reason of such cancellation, and if the purchaser remains a shareholder, the Trust will have authority as agent of the shareholder to reimburse the Series for the loss incurred. Investors whose orders have been cancelled may be prohibited or restricted from placing future orders.

REDEMPTION OF SHARES

    Upon written request, the Trust will redeem Series shares from shareholders of record at the per share net asset value next determined after receipt by the Trust of the request, together with any additional documents which may be required for redemption. The written request must be executed by each registered owner exactly as the shares are registered, and the request or the share power must specify the total number of shares to be redeemed. There is no charge for either partial or complete redemption. Such a request should also identify the shareholder's account by number.

    It is requested that all redemption requests made by mail be sent by certified mail with return receipt requested. Redemption will not become effective until all documents in the form required have been received by the Trust. Payment for shares redeemed generally will be made by the Trust within seven days of receipt of the written redemption request.

    A shareholder may receive more or less than was paid for the shares depending on the investment experience of the portfolio securities held by a Series and the value of such securities at the time of redemption. Such a transaction may result in a taxable event (gain or loss) to the shareholder.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DISTRIBUTIONS BY SERIES


    The present policy of the Virtus Equity Series and the Virtus U.S. Government Income Series is to pay dividends from their net investment income from time to time, as determined by the Board of Trustees. It is also the policy of these two Series to distribute net realized long-term capital gains, if any, at least once each year.


    Unless the shareholder elects otherwise, dividends and capital gain distributions of both Series are automatically reinvested in additional shares. Such shares are credited to the shareholder's account at net asset value on a date which is determined by the Board of Trustees and which is between the record date and the payment date. In the initial application to purchase shares of a Series, the shareholder may specify that dividends are to be paid in cash and capital gain distributions reinvested in additional shares, or that all dividends and distributions are to be paid in cash. The shareholder's instructions with respect to the payment of distributions by a Series may be changed without cost by a request made in writing to the Trust. To be effective as to any dividend or capital gain distribution, the shareholder's written request for a change must be received by the Trust prior to the declaration thereof and in any event at least thirty days before the date set for payment.

TAXATION OF SHAREHOLDERS

    Under the Internal Revenue Code ("Code") each Series is treated as a separate regulated investment company providing the qualification requirements of Subchapter M of the Code are met. The Trust intends each Series to qualify as a regulated investment company. As a general rule, distributions from a regulated investment company to its shareholders are taxed in the following manner: (a) distributions derived from interest, dividends and net short-term capital gains are taxable to the shareholder as ordinary income, and (b) distributions derived from net long-term capital gains are taxable to the shareholder as long-term capital gains regardless of the actual length of time the shareholder has owned the investment company's shares.

    Because the Series' shares are sold only to life insurance companies as the underlying investment media for their separate accounts and to other entities permitted under Section 817(h) of the Code, the foregoing rules are modified by special rules of the Code for taxing life insurance companies. Under these special rules, a life insurance company generally will not incur any federal income tax liability on Series distributions to a separate account on a variable contract as defined in Section 817(d) of the Code. See the contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate account.

DIVERSIFICATION REQUIREMENTS

    Each Series intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Series by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because section 817(h) and those regulations treat the assets of each Series as assets of the related separate account, of each Series. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. governmental agency and instrumentality is considered a separate issuer for these purposes, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered to be the same issuer. Similarly, all repurchase agreements purchased from a broker-dealer will be considered the securities issued by that broker-dealer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, governmental securities and securities of other investment companies meeting the requirements of Subchapter M. Failure of a Series to satisfy the section 817(h) requirements may result in taxation of the insurance company issuing the contracts, and in less favorable tax treatment of the contract holders than as is described in the applicable contract prospectus.

                                  TRUST SHARES


    On any matter submitted to all shareholders of the Trust, shares of each Series entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Series' shares. However, on matters affecting an individual Series, a separate vote of shareholders of that Series is required. Shareholders of a Series are not entitled to vote on any matter which does not affect that Series but which requires a separate vote of another Series. The Trust is not required to hold annual meetings of its shareholders. Those persons elected as the initial Trustees will continue in office until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for the purpose; or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian, The Bank of New York, 1 Wall Street, New York, New York 10286.


    Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             EFFECT OF BANKING LAWS

    Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Virtus is subject to such banking laws and regulations.


    Virtus believes, based on the advice of its counsel, that Virtus may serve as subadviser for the Virtus Equity Series and the Virtus U.S. Government Income Series without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes or regulations, could prevent Virtus from continuing to perform in its capacity as subadviser to the Trust. If it were prohibited from engaging in this activity, the Trustees would consider alternative subadvisers and means of continuing available investment services. It is not expected that existing shareholders would suffer any adverse financial consequences (if other subadviser with equivalent abilities to Virtus is found) as a result of any of these occurrences.


    State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

                               PORTFOLIO TURNOVER


    The Virtus Equity Series conducts portfolio transactions to accomplish its investment objective as market conditions change, to invest new money obtained from selling its shares and to meet redemption requests. The Value Equity Series may dispose of portfolio securities at any time if it appears that selling the securities will help the Series achieve its investment objective. However, relatively high portfolio turnover may result in higher transaction costs to the Series. It is not anticipated that the portfolio trading Virtus engaged in by the Virtus Equity Series will result in an annual rate of portfolio turnover exceeding 100%. Although the U.S. Government Income Series does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Series' subadviser believes it is appropriate to do so in light of the Series' investment objective, without regard to the length of time a particular security may have been held. The subadviser to the Virtus U.S. Government Income Series does not anticipate that portfolio turnover will result in adverse tax consequences. The Virtus U.S. Government Income Series estimates that the annual rate of portfolio turnover will not exceed 100%.


                                    REPORTS

    Trust shareholders will be kept informed through annual and semi-annual reports showing the financial activities of the Series in which they have invested. Financial statements of the Trust will be audited annually by certified public accountants. Shareholder inquiries should be addressed to Security First Trust: Customer Service, 11365 West Olympic Boulevard, Los Angeles, California 90064.

                               LEGAL PROCEEDINGS

    There are no material pending legal proceedings, other than ordinary routine litigation incidental to its business, to which the Trust or Security Management is a party.

TABLE OF CONTENTS
OF STATEMENT OF
ADDITIONAL INFORMATION

                                                                                 PAGE
                             The Trust.........................................    3
                             Investment Policies and Restrictions..............    4
                             Investment Adviser and Other Services.............   14
                             Principal Holders of Securities...................   17
                             Management of the Trust...........................   18
                             Brokerage.........................................   19
                             Portfolio Turnover................................   20
                             Pricing and Redemption of Securities Being
                               Offered.........................................   21
                             Taxation..........................................   22
                             Bond Ratings......................................   23
                             Commercial Paper Ratings..........................   25
                             Custodian.........................................   26
                             Independent Auditors..............................   27
                             Federal Regulation of Shares......................   27
                             Legal Counsel.....................................   27

                              SECURITY FIRST TRUST


                     T. ROWE PRICE GROWTH AND INCOME SERIES
                                  BOND SERIES
                      VIRTUS U.S. GOVERNMENT INCOME SERIES


                          11365 West Olympic Boulevard
                         Los Angeles, California  90064
                                 (310) 312-6100





                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated December 1, 1997, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention:
Customer Services or by telephoning (310) 312-6100 or (800) 283-4536.





The date of this Statement of Additional Information is December 1, 1997.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
The Trust                                                                   3

Investment Policies and Restrictions                                        4

Investment Adviser and Other Services                                       15

Principal Holders of Securities                                             21

Management of the Trust                                                     21

Brokerage                                                                   22

Portfolio Turnover                                                          25

Pricing and Redemption of Securities Being Offered                          25

Taxation                                                                    27

Bond Ratings                                                                28

Commercial Paper Ratings                                                    30

Custodian                                                                   31

Independent Auditors                                                        31

Federal Registration of Shares                                              31

Legal Counsel                                                               31

                                   THE TRUST

GENERAL INFORMATION ABOUT THE TRUST


          Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, open-end investment management company. The Trust was established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with four series of shares, three of which are the T. Rowe Price Growth and Income Series, the Bond
Series and the Virtus U.S. Government Income Series.


          The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

          Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

          As described under "Trust Shares" in the prospectus, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

          The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

          Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

          Certain of the investment policies and restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented. Investment policies or restrictions which are not fundamental may be changed without the approval of shareholders.

T. ROWE PRICE GROWTH AND INCOME SERIES

          The following investment policies of the T. Rowe Price Growth and Income Series are fundamental. While the purchase of equity securities will generally be limited to seasoned and readily marketable securities of issuers listed on national securities exchanges, the T. Rowe Price Growth and Income Series may invest in securities not listed on a national exchange but generally such securities will have well-established over-the-counter markets. The fixed income debt instruments in which this Series may invest include: (1) marketable straight debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB); (2) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (3) marketable securities issued or guaranteed by the Dominion of Canada, any Province of Canada, or any instrumentality or political subdivision thereof; (4) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (5) commercial paper; (6) repurchase agreements; and (7) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests. The T. Rowe Price Growth and Income Series reserves the right to hold cash reserves, and it may do so temporarily as the Board of Trustees deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE T. ROWE PRICE GROWTH AND INCOME SERIES

          As matters of fundamental investment policy, the T. Rowe Price Growth and Income Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by a Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer); (5) purchase securities with legal or contractual restrictions on resale ("restricted securities") (excluding repurchase agreements), except debt securities in private placements within the limits imposed in restriction (11) below pertaining to loans; (6) purchase or sell real estate, except that the Series may invest in the securities of companies whose business involves the purchase or sale of real estate; (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or organization; (8) purchase or sell commodities or commodity contracts; (9) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(10) make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance or purchases of portfolio securities; (11) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (12) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of a Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (13) invest in puts, calls, straddles, spreads, or any combinations thereof; (14) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (12) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (15) underwrite securities issued by other persons; (16) invest in companies for the purpose of exercising management or control; (17) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; (18) purchase any securities which would cause more than 2% of the value of either of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of either's total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Series in units with or attached to debt securities;
(19) issue securities or other obligations senior to shares of the Series; and
(20) purchase any security if, as a result of such purchase, more than 10% of the value of either Series' total assets would be invested in foreign securities which are not publicly traded in the United States.


BOND SERIES




         The following investment policies of the Bond Series are not fundamental. Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed-income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. The Series may enter into financial futures contracts or options on financial futures contracts for hedging and non-hedging purposes where such is deemed in the interest of shareholders. The percentage of the Series' assets which may be invested in common and preferred stocks, as opposed to investments in fixed-income instruments, can be expected to vary from time to time in light of changes in business and market conditions, fiscal and monetary policies and underlying security values and shall be limited to securities listed on a national securities exchange or regularly traded on a national or regional basis.



         The fixed income debt instruments in which the Bond Series may invest include: (1) marketable convertible and non-convertible debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or comparable unrated securities; (2) marketable convertible and non-convertible debt securities rated at the time of purchase within the grades Ba or B assigned by Moody's or grades BB or B assigned by Standard & Poor's or comparable unrated securities, limited to a maximum of 20% of the value of the Series total net assets; (3) securities issued or guaranteed by the United States government or its agencies or instrumentalities;
(4) U.S. dollar denominated marketable foreign securities; (5) securities issued or guaranteed by the Dominion of Canada, and any Province of Canada, or any instrumentality or political subdivision thereof; (6) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (7) commercial paper; (8) repurchase agreements; (9) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests; and (10) mortgage-backed securities as well as residential and commercial real estate mortgages secured by first liens. The Series reserves the right to hold cash reserves, and it may do so temporarily as management deems necessary for defensive or emergency purposes.



INVESTMENT RESTRICTIONS FOR THE BOND SERIES

         The Bond Series has certain fundamental policies which may not be changed without shareholder approval. As matters of fundamental investment policy, the Bond Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by the Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase or sell commodities or commodity contracts; (5) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (6) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (7) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of the Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (8) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (7) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (9) underwrite securities issued by other persons; (10) invest in companies for the purpose of exercising management or control; (11) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; and (12) issue securities or other obligations senior to shares of the Series.


     The following investment restrictions are not fundamental to the Bond Series. The Bond Series may not: (1) invest more than 5% of its total assets in the securities of companies with less than 3 years of continuous operation unless such securities are guaranteed by the United States, Canada or a foreign government; (2) purchase securities of open-end investment companies and may not purchase the shares of closed-end investment companies except in the open market at normal rates; (3) purchase securities on margin or make short sales unless fully covered; (4) invest more than 15% of its total assets in securities with legal or contractual restrictions on resale ("restricted securities") or otherwise illiquid securities (excluding repurchase agreements maturing in less than 7 days); (5) invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof (excluding options on financial futures contracts); (6) enter into a futures contract or purchase an option on a futures contract for non-hedging purposes if the initial margin deposit and premium would exceed 5% of its total assets; (7) purchase or sell real estate or real estate limited partnerships unless acquired as a result of ownership of securities, except that it may invest in the securities of companies that own or deal in real estate; (8) purchase any securities which would cause more than 2% of the value of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market but assigning no value to warrants acquired by the Series in units with or attached to debt securities; (9) invest more than 20% of its total assets in high-yield, high-risk bonds (see discussion below on Certain Risk Factors Relating to High-Yield Bonds); or (10) invest more than 10% of total assets in U.S. dollar denominated foreign securities which are not publicly traded in the United States (see Risks and Considerations Applicable to Investment Securities of Foreign Issuers below).



CERTAIN RISK FACTORS RELATING TO THE BOND SERIES INVESTMENTS



HIGH YIELD BONDS. As noted above, the Bond Series may invest up to 20% of its assets in high-yield, high-risk bonds. These bonds present certain risks not normally found in the lower yield investment grade bonds:


SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceeding, the Bond Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Bond Series' net asset value.



PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets. If the Bond Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which their expenses can be spread and possibly reducing the Bond Series' rate of return.



LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.



ILLIQUID SECURITIES. The Bond Series may invest up to 15% of its net assets in restricted or illiquid securities. The term "illiquid securities" for this purpose means securities that the Series may not be able to dispose of within seven days in the ordinary course of business at approximately the amount at which the Bond Series has valued the securities. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.


         However, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.


RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS. Elements of risk and opportunity which must be recognized and evaluated by the Investment Adviser when investment in foreign issuers are made for the Bond Series include trade imbalances and related economic policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment practices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may be less information publicly available about foreign companies.



     Additional costs may also be incurred in connection with the Bond
Series' investment activities in the area of foreign securities. Foreign brokerage commissions are generally higher than in the United States. Administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.


VIRTUS U.S. GOVERNMENT INCOME SERIES

     The Virtus U.S. Government Income Series invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

     U.S. Government Obligations -- The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury;
(2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

     Collateralized Mortgage Obligations (CMOs) -- Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.



     Adjustable Rate Mortgage Securities (ARMS) -- Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.


     While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.


         When-Issued and Delayed Delivery Transactions -- These transactions are arrangements in which the Virtus U.S. Government Income Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.


         These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.


     Repurchase Agreements -- The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.



         Reverse Repurchase Agreements -- The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.


         When effecting reverse repurchase agreements, liquid assets of the Series in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.


         Lending of Portfolio Securities -- The collateral received when the Bond Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.



INVESTMENT RESTRICTIONS FOR THE VIRTUS U.S. GOVERNMENT INCOME SERIES


         The investment restrictions of the Bond Series described below are fundamental policies that may not be changed without the approval of a least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.


          As a matter of fundamental policy, the Series may not: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policy, and limitations or Declaration of Trust);
(5) purchase or sell commodities, commodity contracts, or commodity futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The following limitations for the Virtus U.S. Government Income Series may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, the Series will not: (1) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (the Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities (to comply with certain state restrictions, the Series will limit its investment in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. If state restrictions change, this latter restriction may be revised without notice to shareholders. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (7) enter into transactions for the purpose of engaging in arbitrage; (8) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (9) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment; or (10) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

          Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

REPURCHASE AGREEMENTS


          The T. Rowe Price Growth and Income Series and the Bond Series may invest in repurchase agreements. A repurchase agreement is an instrument through which an investor (such as a Series) purchases a security from a bank with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Series. Repurchase agreements usually have a short duration, often less than one week. As a fundamental investment policy of the T. Rowe Price Growth and Income Series, the Series will not will enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Series' total assets would be so invested. As a non-fundamental policy of the Bond Series, the Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Neither of the Series will enter into repurchase agreements with securities dealers unless the Series has been advised by legal counsel that such a transaction would not constitute a purchase of an interest in such a dealer under section 12(d)(3) of the Investment Company Act of 1940.


                     INVESTMENT ADVISER AND OTHER SERVICES


          The following sets forth certain additional information concerning Security First Investment Management Corporation ("Security Management"), the investment adviser for the three Series described herein; T. Rowe Price Associates, Inc. ("Price Associates"), the sub-adviser to Security Management for the T. Rowe Price Growth and Income; Neuberger & Berman, the sub-advisor to the Bond Series; and Virtus Capital Management ("Virtus") the sub-adviser to Security Management for the Virtus U.S. Government Income Series.


SECURITY MANAGEMENT AND THE ADVISORY AGREEMENTS


          Security Management serves as the investment adviser to the T. Rowe Price Growth and Income Series, the Bond Series and the Virtus U.S. Government Income Series of the Trust pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 (the "Advisory Agreement"). Security Management was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los

Angeles, California 90064. The common stock of Security First Group is currently wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management also acts as investment adviser to an affiliated insurance company, Security First Life Insurance Company.



          The Advisory Agreement provides that Security Management is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreement, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Security Management's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Security Management is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties.



          The Advisory Agreement provides that Security Management and the Trust agree to maintain and preserve such accounts, books and records for such period or periods, as may be prescribed by the Securities and Exchange Commission. They also provide that the accounts, books and records will be made available for reasonable inspections by the Securities and Exchange Commission, the Trust's auditors, or any governmental instrumentality having regulatory authority over the Trust.



          Under the Advisory Agreement, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.



          The Advisory Agreement provides that Security Management, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Agreement.

         For its services to the T. Rowe Price Growth and Income Series and Bond Series, Security Management receives from the Trust fees computed by using an annual rate of .50% (1/2 of 1%) based on the average daily net assets of each of the Series. Such compensation is accrued daily and payable monthly.


         For its services to the Virtus U.S. Government Income Series, Security Management receives from the Trust fees computed by using an annual rate of 0.90% of the average daily net assets of the Series. Such compensation is accrued daily and payable monthly.

         Security Management is obligated under the Advisory Agreement to waive that portion of its advisory fees, to the extent required by law, where aggregate annual operating expenses of each Series, exclusive of taxes, interest, brokerage fees and certain extraordinary expenses, exceed 2.5% of the first $30.0 million of average net assets of a Trust Series, 2.0% of the next $70.0 million of average net assets of the Series, plus 1.5% of the remaining net assets, calculated on the basis of the Trust's fiscal year. Such expense limitations are currently required by California law. Such waiver (or reimbursement) shall not exceed the full amount of the management fee for such year, except as may be elected by Security Management in its discretion. Each Series (except the Virtus U.S. Government Income Series) will subsequently repay Security Management for any amounts so contributed to the Series by Security Management (excluding advisory fees), provided such subsequent repayment does not result in increasing the Series' aggregate annual operating expenses above the expense limitation percentages.


          The Trust determines the aggregate repayment due Security Management from each Series, if any, on the day following the end of the fiscal year. Thereafter, during the fiscal year the Trust will determine any repayment due on a daily basis. Settlement of such repayment amounts from each Series shall be no less frequently than monthly, except where the cumulative expenses of a Series on an annual basis do not exceed the expense limitation percentages. If during a fiscal year payments are made and the expenses of a Series subsequently exceed such limitations, that Series shall recover any prior repayments from Security Management to the extent of the excess determined on August 1.


          For the fiscal years ended July 31, 1997, 1996 and 1995 management fees of $225,438, $150,392, and $109,066 were paid by the T. Rowe Price Growth and Income Series to Security Management.



         During the fiscal years ended July 31, 1997, 1996 and 1995, management fees in the amount of $14,681, $12,950 and $10,939 were earned by Security Management from the Bond Series.

         During the fiscal year ended July 31, 1997 Security Management earned a management fee of $30,776 from the Virtus U.S. Government Income Series, but waived $522 pursuant to the Advisory Agreement. During the fiscal year ended July 31, 1996, Security Management earned a management fee of $15,090 from the Series, but waived $295 pursuant to the Advisory Agreement. During the fiscal year ended July 31, 1995, Security Management earned a management fee of $7,034 from the Series, but waived $3,216 pursuant to the Advisory Agreement.


          Each Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

PRICE ASSOCIATES AND THE PRICE SUB-ADVISORY AGREEMENT



          Price Associates serves as sub-adviser to Security Management with respect to the T. Rowe Price Growth and Income Series pursuant to a Sub-Advisory Agreement (the "Price Sub-Advisory Agreement") dated October 30, 1997. Price Associates is a Maryland corporation which was incorporated in 1947, as the successor to the investment counseling business founded by the late Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision in approximately $125 billion. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.



          Under the Price Sub-Advisory Agreement Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

          The Price Sub-Advisory Agreement provides that Price Associates, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Price Sub-Advisory Agreement.

         For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the T. Rowe Price Growth and Income Series. Such compensation is accrued daily and payable monthly.


         For the fiscal years ended July 31, 1997, 1996 and 1995, Price Associates received advisory fees from the T. Rowe Price Growth and Income Series of $526,023, $351,274 and $255,372, respectively. For the fiscal years ended July 31, 1997, 1996 and 1995, the ratios of total expenses to average net assets for this Series were .57%, .64%, and .74%, respectively.


         The Price Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to each Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Price Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Price Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

         No single shareholder owns beneficially more than 10% of the stock of Price Associates.

        NEUBERGER & BERMAN AND NEUBERGER & BERMAN SUB-ADVISORY AGREEMENT

         Neuberger & Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $46 billion in assets under its management for clients, including approximately $11 billion under management by its Fixed Income Group.


          Under the Neuberger & Berman Sub-Advisory Agreement, dated October 30, 1997 Neuberger & Berman provides investment management services to the Bond Series. Neuberger & Berman has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Neuberger & Berman must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.


         The Neuberger & Berman Sub-Advisory Agreement provides that Neuberger & Berman, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Neuberger & Berman Sub-Advisory Agreement.

         For its services, Neuberger & Berman receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Bond Series. Such compensation is accrued daily and payable monthly.


         Neuberger & Berman began providing sub-advisory services to the Bond Series on July 15, 1997. In the fiscal year ended July 31, 1997, Neuberger & Berman received advisory fees of $1,798.



         The Neuberger & Berman Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to the Bond Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Neuberger & Berman Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Neuberger & Berman Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.


VIRTUS AND THE VIRTUS SUB-ADVISORY AGREEMENT

         Virtus serves as sub-adviser to Security Management with respect to the Virtus U.S. Government Income Series pursuant to a sub-advisory agreement (the "Virtus Sub-Advisory Agreement") dated October 30, 1997. Signet Banking Corp., is the sole stockholder of Virtus. Signet Banking Corporation is a multi-state, multi-bank holding company which has provided investment management services since 1956. In addition to serving as sub-adviser to the Trust, Virtus acts as investment adviser to the Medalist Funds (formerly, "Signet Select Funds"), a publicly-held mutual fund comprised of a series of investment portfolios. The principal business offices of Virtus are located at 707 East Main Street, Suite 1300, Richmond, Virginia 23219.



         As compensation for providing services under the Virtus Sub-Advisory Agreement, Virtus receives from Security Management a fee computed by using an annual rate of 0.75% based on the average daily net assets of the Virtus U.S. Government Income Series. This fee is accrued daily, and paid monthly.

         The Virtus Sub-Advisory Agreement provides that Virtus shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee, as discussed above under "Security Management and the Advisory Agreement", page 15) to the extent the expenses of either New Series must be reduced in order to comply with any state law expense limitation. The Virtus Sub-Advisory Agreement also provides that Virtus may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to a New Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

         Under the Virtus Sub-Advisory Agreement Virtus provides investment management services to the Virtus U.S. Government Income Series. Virtus has the discretion to purchase or sell securities on behalf of the Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, Virtus must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

         The Virtus Sub-Advisory Agreement provides that Virtus and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Virtus Sub-Advisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.


         During the fiscal year ended July 31, 1997, Virtus earned a sub-advisory fee of $153,616 from the Virtus U.S. Government Income Series, but waived $69,578 in accordance with the sub-advisory agreement. During the fiscal year ended July 31, 1996, Virtus earned a sub-advisor fee of $75,451 from the Series, but waived $43,033 pursuant to the Sub-Advisory Agreement. During the fiscal year ended July 31, 1995, Virtus earned a sub-advisor fee of $35,172 from the Series, but waived $28,809 pursuant to the Sub-Advisory Agreement.


         The Virtus Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the Series. In either case, renewal of the Virtus Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Virtus Sub- Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.


                        PRINCIPAL HOLDERS OF SECURITIES


         Investment companies registered as unit investment trusts under the 1940 Act, Security First Life Separate Account A, the depositors of which is the Security First Life Insurance Company, has entered into participation agreements with the Trust for the purchase of Series shares at net asset value. As of July 31, 1997, Security First Life Separate Account A was the owner of 99.98% of the outstanding shares of Bond Series, 99.98% of the outstanding shares of the T. Rowe Price Growth & Income Series and 100% of the outstanding shares of the Virtus U.S. Government Income Series. The address of Security First Life Separate Account A the depositor, Security First Life Insurance Company, is 11365 West Olympic Boulevard, Los Angeles, California 90064.


                            MANAGEMENT OF THE TRUST

          The Trustees* and officers of the Trust, their principal occupations for the past five years, and the positions they hold with affiliated persons of the Trust are:

          Jack R. Borsting - Trustee. Executive Director, Center for Telecommunications Management, University of Southern California, 3415 South Figueroa, DCC 217, Los Angeles, CA 90089-0871. Prior to 1995, he was the Dean of the Department of Information & Operations Management, School of Business Administration, University of Southern California.



          Katherine L. Hensley - Trustee. Retired. Formerly, Partner of O'Melveny & Myers. 400 South Hope Street, Los Angeles, CA 90071-2899.

          Lawrence E. Marcus - Trustee. Retired. Formerly, Executive Vice President of Neiman-Marcus Company, a general merchandise retailer. 4616 Dorset, Dallas, Texas 75229.

          Robert G. Mepham - President. 11365 West Olympic Boulevard, Los Angeles, California 90064. President and Chief Executive Officer of Security First Group, Inc. and an officer of its subsidiaries.

          Jane F. Eagle - Senior Vice President, Finance. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President of Security First Group, Inc. and an officer of its subsidiaries.

          Cheryl M. MacGregor - Senior Vice President, Administration. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President, Administration of Security First Group, Inc. and an officer of its subsidiaries.

          Richard C. Pearson - Senior Vice President, General Counsel and Secretary. 11365 West Olympic Boulevard, Los Angeles, California 90064. Senior Vice President, Secretary and General Counsel of Security First Group, Inc. and an officer of its subsidiaries.

          James C. Turner - Vice President, Taxation. 11365 West Olympic Boulevard, Los Angeles, California 90064. Vice President, Taxation of Security First Group, Inc.

          Each "disinterested" Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

          Ms. Eagle is also Senior Vice President, Finance of Security Management. Mr. Mepham is also Chairman and President of Security Management. Mr. Pearson is also Senior Vice President, General Counsel and Secretary of
Security Management. Mr. Turner is also Vice President, Taxation and Assistant Secretary of Security Management.

* There is one vacant position as Trustee of the Trust.

                                   BROKERAGE


          Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreements, Price Associates, Neuberger & Berman and Virtus may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Security Management may be dealing. Security Management is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

          In purchasing and selling the Series' portfolio securities, it is Security Management's, Price Associates', Neuberger & Berman's and Virtus's policies to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions and with the exception of the Bond Series advised by Neuberger & Berman, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Security Management, Price Associates, Neuberger & Berman, Virtus or the Series.

          Security Management, Price Associates or Virtus may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management, Price Associates and Virtus with respect to the accounts over which they exercise investment discretion. In some cases, research services are generated by third parties, but are provided to Security Management, Price Associates, Neuberger & Berman or Virtus by or through broker-dealers.

          Price Associates, Neuberger & Berman and Virtus may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.


          Security Management, Price Associates, Neuberger & Berman and Virtus receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to Security Management's, Price Associates', Neuberger & Berman's and Virtus's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

          Each year Security Management, Price Associates, Neuberger & Berman and Virtus assess the contribution of the brokerage and research services provided by broker-dealers and allocate a portion of the brokerage business of their clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

          Security Management, Price Associates, Neuberger & Berman and Virtus cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Security Management and/or Price Associates, and/or Neuberger & Berman and/or Virtus will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Security Management, Price Associates, Neuberger & Berman and Virtus in serving their other clients, but they can also be useful in serving the Trust.

          Security Management, Price Associates, Neuberger & Berman and Virtus do not allocate business to any broker-dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.

          Some of Price Associates', Neuberger & Berman's or Virtus's other clients have investment objectives and programs similar to one or more of the Series. They may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates', Neuberger & Berman's and Virtus's policy not to favor one client over another in making recommendations or in placing orders. If two or more clients are purchasing or selling a given security on the same day from or to the same broker-dealer, the advisor may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

          All brokerage commissions will be allocated by Price Associates, Neuberger & Berman and Virtus according to the foregoing policies. The T. Rowe Price Growth and Income Series paid brokerage commissions to securities dealers in connection with underwritings during the fiscal years ended July 31, 1997, 1996 and 1995 of $74,367, $51,969 and $17,878, respectively. The Bond Series and Virtus U.S. Government Income Series did not pay any brokerage commissions or discounts to securities dealers in those years.

                               PORTFOLIO TURNOVER


          The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rates for the T. Rowe Price Growth and Income Series for the fiscal years ended July 31, 1997, 1996 and 1995 were 14%, 8% and 8%, respectively. The portfolio turnover rates for the Bond Series for the fiscal years ended July 31, 1997, 1996 and 1995 were 54%, 34% and 56%, respectively. The portfolio turnover rates for the Virtus U.S. Government Income Series for the fiscal years ended July 31, 1997, 1996, and 1995 were 62%, 148% and 16%, respectively.


          High portfolio turnover involved correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Series involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Series, which would normally affect the taxable income of the Series' shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

          The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.


T. ROWE PRICE GROWTH AND INCOME AND BOND SERIES


          Debt securities other than convertible securities and short-term obligations are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available. However, when such prices are not available and where Security Management deems it appropriate to do so, an over-the-counter or exchange quotation may be used. The market value of the Series' other portfolio securities is determined as follows: securities traded on a national securities exchange are valued at the bid price for such securities, as reported by securities dealers. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Board of Trustees. Any other assets are also valued at their fair value as determined in good faith by the Board.

VIRTUS U.S. GOVERNMENT INCOME SERIES

         The market values of the Series' portfolio securities are determined as follows:

- for equity securities, according to the last sale price on a national securities exchange, if available;

- in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

-        for unlisted equity securities, the latest bid prices;

- for bonds and other fixed income securities, as determined by an independent pricing service;

- for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

- for all other securities, at fair value as determined in good faith by the Board of Trustees.

         The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

          The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

          The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

          Under the Code, each of the Series is treated as a separate regulated investment company providing the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.


          In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities held less than three months (repealed effective for tax years beginning after August 5, 1997), and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).


          In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under Section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S. Government agencies or instrumentalities are considered separate issuers.

          Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

          To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on the undistributed income of such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and
(ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

          Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax.

          Each Series will send written notices to its shareholders (Separate Accounts) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

         Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA has a very strong capacity to pay interest and repay principal, and differs from the higher-rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

FITCH INVESTORS SERVICE, INC.

         Fitch's investment grade bond ratings are summarized as follows:  AAA
- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

          Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   CUSTODIAN

          The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as the Trust's custodian. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.

          The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 60 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS

          The financial statements of Security First Trust included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports, given on their authority as experts in accounting and auditing.

                         FEDERAL REGISTRATION OF SHARES

          The Trust's shares are registered for sale under the Securities Act of 1933.

                                 LEGAL COUNSEL

          Routier and Johnson, P.C., whose address is 1700 K Street, N.W., Washington, D.C. 20006 is legal counsel to the Trust.

                                                      Rule 497(c)
                                                      '33 Act File No. 2-51173


                              SECURITY FIRST TRUST

                              VIRTUS EQUITY SERIES
                      VIRTUS U.S. GOVERNMENT INCOME SERIES


                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
                                 (310) 312-6100















                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated December 1, 1997, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Services or by telephoning (310) 312-6100 or (800) 283-4536.



The date of this Statement of Additional Information is December 1, 1997.

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
The Trust                                                                      3

Investment Policies and Restrictions                                           4

Investment Adviser and Other Services                                         14

Principal Holders of Securities                                               17

Management of the Trust                                                       18

Brokerage                                                                     19

Portfolio Turnover                                                            20

Pricing and Redemption of Securities Being Offered                            21

Taxation                                                                      22

Bond Ratings                                                                  23

Commercial Paper Ratings                                                      25

Custodian                                                                     26

Independent Auditors                                                          27

Federal Registration of Shares                                                27

Legal Counsel                                                                 27

                                    THE TRUST

GENERAL INFORMATION ABOUT THE TRUST


         Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, open-end investment management company. The Trust was established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with, among others, two series of shares: the Virtus Equity Series and the Virtus U.S. Government Income Series (formerly the Value Equity Series and the U.S. Government Income Series).


         The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

         Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

         As described under "Trust Shares" in the prospectus, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

         The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

         Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the Trust's outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS


VIRTUS EQUITY SERIES


         The Virtus Equity Series invests primarily in the securities of high quality companies, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

         Convertible Securities - Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         The Virtus Equity Series will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the sub-adviser's opinion, the investment characteristics of the underlying common shares will assist the Series in achieving its investment objectives. Otherwise, the Series may hold or trade convertible securities. In selecting convertible securities for the Series, the sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Warrants - Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stocks does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


         Futures and Options Transactions - As a means of reducing fluctuations in the net asset value of the Virtus Equity Series, the Series may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Virtus Equity Series may also write covered call options on portfolio securities to attempt to increase its current income. The Series will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market for options of the same series.

         Financial Futures Contracts - A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.

         Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

         Put Options on Financial Futures Contracts - The Series may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Series will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Series upon the sale of the second option will be large enough to offset both the premium paid by the Series for the original option plus the decrease in value of the hedged securities.

         Alternatively, the Series may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Series would then deliver the futures contract in return for payment of the strike price. If the Series neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.


         Call Options on Financial Futures Contracts - In addition to purchasing put options on futures, the Virtus Equity Series may write listed call options on futures contracts to hedge its portfolio. When the Series writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Series' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Series' call option position to increase.


         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Series keeps the premium received for the option. This premium can substantially offset the drop in value of the Series' fixed income or indexed portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by the Series, or exercise of it by the buyer, the Series may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Series for the initial option. The net premium income of the Series will then substantially offset the decrease in value of the hedged securities.

         The Series will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Series will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks - When the Virtus Equity Series uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Series' portfolio. This may cause the future contract and any related options to react differently than the portfolio securities to market changes. In addition, the Series' sub-adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Series may lose money on the futures contract or option.

         It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the sub-adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The

Series' ability to establish and close out futures and options positions depends on this secondary market.


         "Margin" in Futures Transactions - Unlike the purchase or sale of a security, the Series does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Virtus Equity Series is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Series to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.


         A futures contract held by the Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Series but is instead settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Series will mark to market its open futures positions.

         The Series is also required to deposit and maintain margin when it writes call options on futures contracts.

         Purchasing Put Options on Portfolio Securities - The Series may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Series, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities - The Series may also write covered call options to generate income. As writer of a call option, the Series has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Series may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

         Over-the-Counter - The Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Series and not traded on an exchange.

         Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation.

Exchange-traded options have a continuous liquid market while over-the-counter options may not.


         U.S. Government Obligations - The types of U.S. government obligations in which the Series may invest are described below under "Virtus U.S. Government Income Series".


         Commercial Paper - The Series may invest in commercial paper rated at least A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper has received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the sub-adviser has determined that such investment presents minimal credit risks.

         Bank Instruments - The Series may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances (which are not necessarily guaranteed by those organizations.)

         In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Series may invest in:

         - Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

         - Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

         - Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

         - Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposits issued by U.S. branches of foreign banks and held in the United States.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, record keeping, and the public availability of information. These factors will be carefully considered by the Value Equity Series' sub-adviser in selecting investments for the Series.


         When-Issued and Delayed Delivery Transactions - These transactions are arrangements in which the Virtus Equity Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.


         These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Restricted and Illiquid Securities - The Series intends to invest in restricted securities. Restricted securities are any securities in which the Series may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Series will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

         The Series may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Series, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Series through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The Series believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are liquid. The Series intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the sub-adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because such Section 4(2) commercial paper is liquid, the Series intends to not subject such paper to the limitation applicable to restricted securities.

         The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

         Repurchase Agreements - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

         Reverse Repurchase Agreements - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Series in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

         Lending of Portfolio Securities - The collateral received when the Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


VIRTUS U.S. GOVERNMENT INCOME SERIES

         The Virtus U.S. Government Income Series invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.


         U.S. Government Obligations - The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury; (2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

         Collateralized Mortgage Obligations (CMOs) - Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

         Adjustable Rate Mortgage Securities (ARMS) - Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

         While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g. investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.

         When-Issued and Delayed Delivery Transactions, Lending of Portfolio Securities, Repurchase Agreements and Reverse Repurchase Agreements - The Virtus U.S. Government Income Series may also engage in these investment techniques, which are described above under "Virtus Equity Series," page 4.


INVESTMENT RESTRICTIONS

         The investment restrictions of the Series described below are fundamental policies that may not be changed without the approval of a least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.


Virtus Equity Series
Virtus U.S. Government Income Series

         As a matter of fundamental policy, neither Series may: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policies, and limitations or Declaration of Trust); (5) purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Virtus Equity Series may buy and sell financial futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).


         The above investment limitations cannot be changed without shareholder approval. The following limitations for the Virtus Equity and Virtus U.S. Government Income Series, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, neither Series will: (1) invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (a Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) in the case of the Virtus Equity Series, purchase securities of a company for the purpose of exercising control or management; (7) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities (to comply with certain state restrictions, the Series will limit its investment in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. If state restrictions change, this latter restriction may be revised without notice to shareholders. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (8) enter into transactions for the purpose of engaging in arbitrage; (9) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (10) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment; or (11) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

         Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

                      INVESTMENT ADVISOR AND OTHER SERVICES


        The following sets forth certain additional information concerning Security First Investment Management Corporation ("Security Management"), the investment adviser and manager for the Virtus Equity Series and the Virtus U.S. Government Income Series, and Virtus Capital Management, Inc. ("Virtus"), the sub-adviser to Security Management for these Series.


SECURITY MANAGEMENT AND THE ADVISORY AGREEMENT


        Security Management serves as investment adviser to the Virtus Equity and Virtus U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement ("Advisory Agreement") dated October 30, 1997. Security Management was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los Angeles, California 90064. The common stock of Security First Group is owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management also acts as investment adviser to an affiliated life insurance company, Security First Life Insurance Company. Security Management serves as investment adviser to other series of the Trust.


         The Advisory Agreement provides that Security Management is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreement, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Security Management's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Security Management is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties.

         The Advisory Agreement provides that Security Management and the Trust agree to maintain and preserve such accounts, books and records for such period or periods, as may be prescribed by the Securities and Exchange Commission. It also provides that the accounts, books and records will be made available for reasonable inspections by the Securities and Exchange Commission, the Trust's auditors, or any governmental instrumentality having regulatory authority over the Trust.

         Under the Advisory Agreement, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.

         The Advisory Agreement provides that Security Management, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Advisory Agreements.


         For its services, Security Management receives from the Trust fees computed by using an annual rate of 0.90% of the average daily net assets of each of the Virtus Equity and Virtus U.S. Government Income Series. Such compensation is accrued daily and payable monthly by each Series.


         Security Management is obligated under the Advisory Agreement to waive some or all of its advisory fees to the extent required by any applicable expense limitation imposed by state laws. In addition, Security Management may voluntarily make contributions to a Series in order to maintain such Series' expenses at or below any such state law limitation.


         During the fiscal year ended July 31, 1997, Security Management earned a management fee of $46,763 from the Virtus Equity Series, but waived $816 pursuant to the Advisory Agreement.

         During the fiscal year ended July 31, 1997, Security Management earned a management fee of $30,776 from the Virtus U.S. Government Income Series, but waived $522 pursuant to the Advisory Agreement.

         The Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of such Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

VIRTUS


        Virtus serves as sub-adviser to Security Management with respect to the Virtus Equity and Virtus U.S. Government Income Series pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated October 30, 1997. Signet Banking Corp. is the sole stockholder of Virtus. In addition to serving as sub-adviser to the Trust, Virtus acts as investment adviser to the Medalist Funds (formerly, "Signet Select Funds"), a publicly-held mutual fund comprised of a series of investment portfolios. The principal business offices of Virtus are located at 7 North Eighth Street, Richmond, Virginia 23219.

         As compensation for providing services under the Sub-Advisory Agreement, Virtus receives from Security Management a fee computed by using an annual rate of 0.75% based on the average daily net assets of each of the Virtus Equity and the Virtus U.S. Government Income Series. These fees are accrued daily, and paid monthly.


         The Sub-Advisory Agreement provides that Virtus shall waive its subadvisory fee (in coordination with waivers by Security Management of its fee, as discussed above under "Security Management and the Advisory Agreement," page
14) to the extent the expenses of either Series must be reduced in order to comply with any state law expense limitation. The Sub-Advisory Agreement also provides that Virtus may voluntarily waive a greater amount of its fees than would otherwise be required by reason of the foregoing, and may also voluntarily make contributions to a Series, in order to maintain the expenses of the Series at or below levels that may be required by state law.

SUB-ADVISORY AGREEMENT


         Under the Sub-Advisory Agreement Virtus provides investment management services to the Virtus Equity Series and Virtus U.S. Government Income Series. Virtus has the discretion to purchase or sell securities on behalf of the respective Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, Virtus must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.


         The Sub-Advisory Agreement provides that Virtus and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Sub-Advisory Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.


         During the fiscal year ended July 31, 1997, Virtus earned a sub-advisor fee of $233,813 from the Virtus Equity Series, but waived $14,845 pursuant to the Sub-Advisory Agreement, and it earned a sub-advisor fee of $153,616 from the U.S. Government Income Series, but waived $69,578 pursuant to the Sub-Advisory Agreement.


         The Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the affected Series. In either case, renewal of the Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.

         The parent of Virtus, Signet Banking Corp., has entered into a merger agreement with First Union Corporation. As a result, upon the close of this transaction, the Sub-Advisory Agreement between Virtus and Security Management will be deemed to have been assigned and thereby terminated. It is expected that approval by shareholders of the Virtus U.S. Government Income Series and the Virtus Equity Series will be sought for a new Sub-Advisory Agreement with Virtus.

                         PRINCIPAL HOLDERS OF SECURITIES


         An investment company registered as unit investment trust under the 1940 Act, Security First Life Separate Account A the depositor of which is the Security First Life Insurance Company, Los Angeles, California has entered into participation agreements with the Trust for the purchase of Series shares at net asset value. As of July 31, 1997, Security

First Life Separate Account A was the owner of 100% of the outstanding shares of the Virtus Equity Series and 100% of the outstanding shares of the Virtus U.S. Government Income Series. The address of Security First Life Separate Account A is 11365 West Olympic Boulevard, Los Angeles, California 90064.


                             MANAGEMENT OF THE TRUST

           The Trustees* and officers of the Trust, their principal occupations for the past five years, and the positions they hold with affiliated persons of the Trust are:

         Jack R. Borsting - Trustee. Executive Director, Center for Telecommunications Management, University of Southern California, 3415 South Figueroa, DCC 217, Los Angeles, CA 90089-0871. Prior to 1995, he was the Dean of the Department of Information & Operations Management, School of Business Administration, University of Southern California.

         Katherine L. Hensley - Trustee. Retired. Formerly, Partner of O'Melveny & Myers. 400 South Hope Street, Los Angeles, CA 90071-2899.

         Lawrence E. Marcus - Trustee. Retired. Formerly, Executive Vice President of Neiman-Marcus Company, a general merchandise retailer. 4616 Dorset, Dallas, Texas 75229.

         Robert G. Mepham - President. 11365 West Olympic Boulevard, Los Angeles, California 90064. President and Chief Executive Officer of Security First Group, Inc. and an officer of its subsidiaries.

         Jane Frances Eagle - Senior Vice President, Finance. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President, Finance of Security First Group, Inc. and an officer of its subsidiaries.

         Cheryl M. MacGregor - Senior Vice President, Administration. 11365 West Olympic Boulevard, Los Angeles, CA 90064. Senior Vice President, Administration of Security First Group, Inc. and an officer of its subsidiaries.

         Richard C. Pearson - Senior Vice President, General Counsel and Secretary. 11365 West Olympic Boulevard, Los Angeles, California 90064. Senior Vice President, Secretary and General Counsel of Security First Group, Inc. and an officer of its subsidiaries.

         James C. Turner - Vice President, Taxation. 11365 West Olympic Boulevard, Los Angeles, California 90064. Vice President, Taxation of Security First Group, Inc.

         Each "disinterested" Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

         Ms. Eagle is also Senior Vice President, Finance of Security Management. Mr. Mepham is also Chairman and President of Security Management. Mr. Pearson is also Senior Vice President, General Counsel and Secretary of Security Management. Mr. Turner is also Vice President and Assistant Secretary of Security Management.

-----------------
* There is one vacant position as Trustee of the Trust.

                                    BROKERAGE

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreement, Virtus may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Security Management may be dealing. Security Management is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

         In purchasing and selling the Series' portfolio securities, it is Security Management's and Virtus's policy to seek quality execution at the most favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Security Management, Virtus or the Series.

         Security Management or Virtus may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management and Virtus with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to Security Management or Virtus by or through broker-dealers.

         Virtus may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

         Security Management and Virtus receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives and access to various computer-generated data. Research services received from broker-dealers are supplemental to Security Management's and Virtus's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

         Each year Security Management and Virtus assess the contribution of the brokerage and research services provided by broker-dealers and allocates a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

         Security Management and Virtus cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Security Management and/or Virtus will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Security Management or Virtus in serving other clients, but they can also be useful in serving the Trust. Neither Security Management nor Virtus allocates business to any broker-dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.


During the fiscal years ended July 31, 1997, 1996 and 1995, the Virtus Equity Series paid brokerage commissions to securities dealers in the amounts of $13,361, $51,605 and $22,760, respectively. The Virtus U.S. Government Income Series paid no brokerage commissions or discounts to securities dealers for the fiscal years ended July 31, 1997, 1996 and 1995.


                               PORTFOLIO TURNOVER

         The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rates for the Virtus Equity Series for the fiscal years ended July 31, 1997, 1996 and 1995 were 55%, 88% and 84%, respectively. The portfolio turnover rates for the Virtus U.S. Government Income Series for the fiscal years ended July 31, 1997, 1996 and 1995 were 62%, 148% and 16%, respectively.


               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

         The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.


VIRTUS EQUITY AND VIRTUS U.S. GOVERNMENT INCOME SERIES


         The market values of the Series' portfolio securities are determined as follows:

         - for equity securities, according to the last sale price on a national securities exchange, if available;

         - in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

         -    for unlisted equity securities, the latest bid prices;

         - for bonds and other fixed income securities, as determined by an independent pricing service;

         - for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

         - for all other securities, at fair value as determined in good faith by the Board of Trustees.

         The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

         The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

         The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

         Under the Internal Revenue Code, as amended, ("Code") each of the Series is treated as a separate regulated investment company provided the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.


         In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities;
(b) derive less than 30% of its gross income from the sale or other disposition of stocks or securities held less than three months (repealed effective for tax years beginning after August 5, 1997), and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).

         In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S.

Government agencies or instrumentalities are considered separate issuers; federally insured certificates of deposit are considered securities issued by the U.S. Government because of the insurance.

         Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

         To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and (ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

         Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax.

         Each Series will send written notices to its shareholder (Separate Account) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

         Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the higher-rated issues only in small degree.

         Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

FITCH INVESTORS SERVICE, INC.

         Fitch's investment grade bond ratings are summarized as follows: AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

           Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

           Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

           Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

           A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the rrelevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

         Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows: F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment; F-1 - Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'; F-2 - Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings; F-3 - Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payments is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade; F-S - Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions; D - Default. Issues assigned this rating are in actual or imminent payment default.

                                    CUSTODIAN


         The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as custodian for the assets of each of the Series. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.


         The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 30 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS

         The financial statements of Security First Trust included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports, given on their authority as experts in accounting and auditing.

                         FEDERAL REGISTRATION OF SHARES

         The Trust's shares are registered for sale under the Securities Act of 1933.

                                  LEGAL COUNSEL


         Routier and Johnson, P.C., whose address is 1700 K Street, N.W., Suite 1003, Washington, D.C. 20006 is legal counsel to the Trust.

                         REPORT OF INDEPENDENT AUDITORS


To the Trustees and Shareholders
Security First Trust


We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Virtus Equity Series, and Virtus U.S. Government Income Series as of July 31, 1997, the related statement of operations and the change in net assets for each of the periods indicated. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Virtus Equity Series, and Virtus U.S. Government Income Series as of July 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated in conformity with generally accepted accounting principles.




September 17, 1997
Los Angeles, California

                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 1997


                                                                  T. Rowe Price                          Virtus
                                                                   Growth and        Virtus          U.S.Government
                                                                     Income          Equity              Income
                                               Bond Series           Series          Series              Series
                                              -------------      -------------     -------------     -------------
ASSETS
 Investments at market - Note A
   and Schedule I:
   Investment securities (cost:
   Bond Series - $9,573,049; Growth
   and Income Series - $137,932,607;
   Equity Series - $35,054,331;
   U.S. Government Income Series -
   $27,465,189)                               $   9,840,004      $ 203,089,226     $  45,690,443     $  27,877,589

 Cash                                               605,734          1,443,948         1,823,022           645,701
 Interest receivable                                136,080              4,516             6,937           384,351
 Dividends receivable                                                  340,007            72,786
 Receivable for securites sold                          264                                                  6,436
 Receivable for capital shares purchased             66,781            421,389            13,196             3,768
 Prepaid insurance                                      607             11,573             2,667             1,637
                                              -------------      -------------     -------------     -------------
                                                 10,649,470        205,310,659        47,609,051        28,919,482

LIABILITIES
 Payable for securities purchased                                      499,919
 Accrued expenses                                    11,250             44,902            13,382            11,355
 Payable for capital shares redeemed                                                         980            11,641
 Payable to investment adviser - Note B               3,103             58,484            22,709             6,673
 Payable for directors fees                             397              4,256               511               353
                                              -------------      -------------     -------------     -------------
                                                     14,750            607,561            37,582            30,022

NET ASSETS
 Composed of:
   Capital shares (authorized
         100,000,000 shares of $.01 par
         value for each series)                  10,142,076        126,295,340        35,737,755        27,761,358
   Undistributed net investment income              365,111          2,268,916           293,831           767,587
   Undistributed net realized gain (loss)          (139,422)        10,982,223           903,771           (51,885)
   Net unrealized appreciation of
        investments                                 266,955         65,156,619        10,636,112           412,400
                                              -------------      -------------     -------------     -------------
                   Net assets                 $  10,634,720      $ 204,703,098     $  47,571,469     $  28,889,460
                                              =============      =============     =============     =============

    Capital shares outstanding                    2,648,013         12,588,079         5,816,681         5,387,452

    Net asset value per share                 $        4.02      $       16.26     $        8.18     $        5.36

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1997


                                                                 T. Rowe Price                          Virtus
                                                                  Growth and        Virtus         U.S.Government
                                                                    Income          Equity              Income
                                               Bond Series          Series          Series              Series
                                              -------------     -------------    -------------     -------------
INVESTMENT INCOME
  Dividends                                                     $  3,063,055     $    746,573
  Interest                                     $    695,889        1,445,915           50,572      $  1,313,061
  Miscellaneous income                                  518              240              252
                                               ------------     ------------     ------------      ------------
                                                    696,407        4,509,210          797,397         1,313,061

EXPENSES
  Custodian fees                                     15,778           29,641           15,554             8,833
  Adviser fees - Note B                              34,257          526,023          233,813           153,616
  Management fees - Note B                           14,681          225,438           46,763            30,776
  Printing expenses                                   2,010           28,695            7,682             8,069
  Audit fees                                          2,115            4,159            5,000             2,772
  Insurance expenses                                  1,143           15,395            2,903             1,940
  Directors' fees and expenses                        1,876           27,800            5,649             3,699
  Taxes, licenses and fees                              874              879              874               874
  Miscellaneous expenses                                                 225            8,795             2,575
                                               ------------     ------------     ------------      ------------
                                                     72,734          858,255          327,033           213,154

  Less: Waiver of management fees                                                        (816)             (522)
        Waiver of adviser fees                                                        (14,845)          (69,578)
                                               ------------     ------------     ------------      ------------
                                                     72,734          858,255          311,372           143,054
                                               ------------     ------------     ------------      ------------

           Net investment income                    623,673        3,650,955          486,025         1,170,007

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS - Notes A and C
  Net realized gain on sale of investments           94,297       12,767,189        1,259,322            54,633
  Net unrealized appreciation of
    investments during the year                     226,803       38,374,380       11,009,490           508,296
                                               ------------     ------------     ------------      ------------
  Net gain on investments                           321,100       51,141,569       12,268,812           562,929
                                               ------------     ------------     ------------      ------------
       Increase in net assets
       resulting from operations               $    944,773     $ 54,792,524     $ 12,754,837      $  1,732,936
                                               ============     ============     ============      ============

   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1997


                                                                   T. Rowe Price                            Virtus
                                                                    Growth and           Virtus         U.S.Government
                                                                      Income             Equity             Income
                                                 Bond Series          Series             Series             Series
                                               -------------      -------------      -------------      -------------
Operations:
  Net investment income                        $     623,673      $   3,650,955      $     486,025      $   1,170,007
  Net realized gain on sale of investments            94,297         12,767,189          1,259,322             54,633
  Net unrealized appreciation of
    investments during the year                      226,803         38,374,380         11,009,490            508,296
                                               -------------      -------------      -------------      -------------
           Increase in net assets
        resulting from operations                    944,773         54,792,524         12,754,837          1,732,936

Distributions to shareowners from:
  Net investment income                             (584,627)        (2,941,810)          (439,597)          (779,578)
  Net realized gains                                                 (5,408,660)        (1,801,912)

Capital share transactions - Note D:
  Reinvestment of net investment income
    distributed                                      584,627          2,941,810            439,597            779,578
  Reinvestment of net realized gains
    distributed                                                       5,408,660          1,801,912
  Sales of capital shares                          2,732,192         45,115,260         15,570,582         13,139,907
  Redemptions of capital shares                   (2,023,610)        (7,757,579)        (1,455,726)          (872,207)
                                               -------------      -------------      -------------      -------------
      Increase in net assets from
      capital share transactions                   1,293,209         45,708,151         16,356,365         13,047,278
                                               -------------      -------------      -------------      -------------

     Total increase in net assets                  1,653,355         92,150,205         26,869,693         14,000,636

Net Assets:
  Beginning of year                                8,981,365        112,552,893         20,701,776         14,888,824
                                               -------------      -------------      -------------      -------------
  End of year (including undistributed net
    investment income: Bond Series -
    $365,111; Growth and Income
    Series - $2,268,916; Equity
    Series - $293,831; U.S. Government
    Income Series - $767,587)                  $  10,634,720      $ 204,703,098      $  47,571,469      $  28,889,460
                                               =============      =============      =============      =============

   The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1996


                                                                      T. Rowe Price                               Virtus
                                                                       Growth and            Virtus           U.S.Government
                                                                         Income              Equity               Income
                                                   Bond Series           Series              Series               Series
                                                 --------------      --------------      --------------      --------------
Operations:
  Net investment income                          $      544,363      $    2,733,038      $      321,275      $      543,959
  Net realized gain (loss) on sale of                    36,467           3,625,576           1,781,966             (56,907)
    investments
  Net unrealized appreciation (depreciation)
    of investments during the year                     (193,455)          8,923,218          (1,223,826)           (143,327)
                                                 --------------      --------------      --------------      --------------
              Increase in net assets
           resulting from operations                    387,375          15,281,832             879,415             343,725

Distributions to shareowners from:
  Net investment income                                (494,898)         (2,489,944)           (115,461)           (326,728)
  Net realized gains                                                       (351,978)           (328,664)            (22,717)

Capital share transactions - Note D:
  Reinvestment of net investment income
    distributed                                         494,898           2,489,944             115,461             326,728
  Reinvestment of net realized gains
    distributed                                                             351,978             328,664              22,717
  Sales of capital shares                             2,367,725          20,549,022          12,488,481           8,862,888
  Redemptions of capital shares                      (1,751,516)         (7,067,607)           (431,839)           (313,938)
                                                 --------------      --------------      --------------      --------------
      Increase in net assets from
       capital share transactions                     1,111,107          16,323,337          12,500,767           8,898,395
                                                 --------------      --------------      --------------      --------------

     Total increase in net assets                     1,003,584          28,763,247          12,936,057           8,892,675

Net Assets:
  Beginning of year                                   7,977,781          83,789,646           7,765,719           5,996,149
                                                 --------------      --------------      --------------      --------------
  End of year (including undistributed net
    investment income: Bond Series -
    $326,064; Growth and Income
    Series - $1,559,772; Equity
    Series - $247,404; U.S. Government
    Income Series - $377,157)                    $    8,981,365      $  112,552,893      $   20,701,776      $   14,888,824
                                                 ==============      ==============      ==============      ==============

   The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
CORPORATE NOTES                                        25.4%

Aerospace and Defense:                                  0.6%
    Boeing Co.,   8.75%, 08/15/21                                         $ 50,000          $ 61,688
                                                                                            --------
                                                                                              61,688
Automobiles and Related:                                1.7%
    Ford Motor Credit,   9.50%, 04/15/00                                    50,000            54,188
    GMAC Corporate Bond,  9.63%, 12/15/01                                  100,000           112,500
                                                                                            --------
                                                                                             166,688
Banking:                                                5.7%
    Banc One Corp., 7.75%, 07/15/25                                        300,000           322,875
    HSBC Fin Nederland Bank,   7.40%, 04/15/03                             100,000           103,250
    National Australia Bank,   9.70%, 10/15/98                             125,000           130,469
                                                                                            --------
                                                                                             556,594
Electric and Electronic Equipment:                      2.4%
    General Electric Capital,   9.38%, 10/06/98                            125,000           130,271
    Honeywell, Inc.,   6.60%, 04/15/01                                     100,000           101,375
                                                                                            --------
                                                                                             231,646
Electric Utilities:                                     2.0%
    National Rural Utilities,   6.50%, 09/15/02                            100,000           101,250
    Public Service Electric & Gas Co.,  6.25%, 01/01/07                    100,000            98,000
                                                                                            --------
                                                                                             199,250
Finance and Credit:                                     2.6%
    Commercial Credit Group,   9.60%, 05/15/99                              50,000            53,062
    Margaretten Financial,   6.75%, 06/15/00                               100,000           101,125
    Standard Credit Card,   7.25%, 04/07/08                                100,000           105,294
                                                                                            --------
                                                                                             259,481
Forest Products:                                        1.1%
    Noranda Forest, Inc.,   7.50%, 07/15/03                                100,000           104,500

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
CORPORATE NOTES
    (CONTINUED)
Insurance Carriers:                                     1.0%
    Prudential Insurance Co.
       America,  6.88%, 04/15/03                                         $ 100,000         $ 101,125

Media and Communications:                               0.5%
    News American Holdings Inc., 7.50%, 03/01/00                            50,000            51,563

Oil and Gas Extraction:                                 1.0%
    Quaker State Corp.,   6.63%, 10/15/05                                  100,000            99,875

Security and Commodity Brokers and Services:            4.4%
    Lehman Brothers,   8.50%, 05/01/07                                     100,000           112,000
    Smith Barney Inc.,   7.38%, 05/15/07                                   300,000           314,625
                                                                                           ---------
                                                                                             426,625
Telephone Communication:                                2.4%
    GTE Corp.,  8.85%, 03/01/98                                             50,000            50,850
    Rochester Telephone,   8.77%, 04/16/01                                 100,000           107,875
    U.S. West Communications,   7.50%, 06/15/23                             80,000            81,200
                                                                                           ---------
                                                                                             239,925
                                                                                           ---------
                           TOTAL CORPORATE NOTES
                                (COST $2,418,889)                                          2,498,960
FEDERAL AGENCIES                                       27.1%

Federal Home Loan Bank:                                 2.7%
    5.43%, 02/25/99                                                         75,000            74,730
    5.50%, 01/10/01                                                        200,000           197,164
                                                                                           ---------
                                                                                             271,894

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
FEDERAL AGENCIES
    (CONTINUED)

Federal Home Loan Mortgage Corp.:                       3.0%
    7.13%, 07/21/99                                                      $ 235,000         $ 240,894
    9.00%, 01/01/17                                                          3,456             3,675
    9.50%, 04/01/19                                                         33,602            35,954
    9.00%, 06/01/19                                                         14,175            15,074
                                                                                              ------
                                                                                             295,597

Federal National Mortgage Assn.:                        2.0%
    8.35%, 11/10/99                                                        175,000           184,394
    7.50%, 08/25/21                                                          9,069             9,031
                                                                                               -----
                                                                                             193,425

Government National Mortgage Assn.:                     19.4%
    7.50%, 10/15/23                                                        245,924           250,379
    7.50%, 06/15/23                                                        141,713           144,281
    7.00%, 01/15/24                                                        173,715           174,203
    9.50%, 01/15/25                                                         52,147            56,497
    9.50%, 05/15/25                                                         42,745            46,525
    9.00%, 04/15/09                                                          4,617             4,887
    9.00%, 05/15/09                                                         23,103            24,453
    9.00%, 05/15/09                                                          6,703             7,094
    9.00%, 05/15/09                                                          8,063             8,534
    9.00%, 05/15/09                                                          4,037             4,273
    9.00%, 05/15/09                                                          3,511             3,716
    9.00%, 05/15/09                                                         17,729            18,764
    11.25%, 07/15/13                                                         1,587             1,775
    10.00%, 08/15/16                                                        39,834            43,755
    10.00%, 06/15/17                                                        28,196            30,971
    10.00%, 11/15/17                                                        33,622            36,931
    11.50%, 11/15/15                                                        71,152            80,802
    10.00%, 03/15/20                                                        58,410            64,159
    11.50%, 02/15/18                                                        10,590            12,027
    10.00%, 03/15/19                                                        56,447            62,003
    11.25%, 09/15/15                                                        82,908            92,701
    9.25%, 05/15/20                                                         30,671            32,760

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
FEDERAL AGENCIES
    (CONTINUED)

    9.25%, 07/15/17                                                       $ 57,810         $  61,748
    9.25%, 01/15/20                                                         31,744            33,906
    9.25%, 01/15/21                                                         33,025            35,275
    9.25%, 09/15/21                                                         26,546            28,355
    9.25%, 06/15/21                                                         63,744            68,087
    9.25%, 04/15/21                                                         74,673            79,760
    9.25%, 07/15/21                                                         42,368            45,254
    7.00%, 03/15/24                                                        161,655           162,110
    9.25%, 05/15/21                                                         90,713            96,892
    7.00%, 08/15/23                                                         93,211            93,472
                                                                                           ---------
                                                                                           1,906,349
                                                                                           ---------
                          TOTAL FEDERAL AGENCIES
                                (COST $2,598,205)                                          2,667,265

U.S. GOVERNMENT OBLIGATIONS                             42.7%

U.S. Treasury Bonds:                                    11.4%
    8.75%, 08/15/20                                                        100,000           128,545
    8.00%, 11/15/21                                                        150,000           179,780
    7.25%, 08/15/22                                                        250,000           277,003
    6.88%, 08/15/25                                                        500,000           534,150
                                                                                           ---------
                                                                                           1,119,478

U.S. Treasury Notes:                                    31.3%
    3.38%, 01/15/07                                                        250,000           245,938
    6.63%, 04/30/02                                                        475,000           489,022
    6.38%, 05/15/99                                                      1,000,000         1,010,860
    7.75%, 11/30/99                                                         15,000            15,644
    5.63%, 11/30/00                                                        550,000           546,903
    7.00%, 07/15/06                                                        100,000           106,418
    6.50%, 10/15/06                                                        650,000           669,877
                                                                                           ---------
                                                                                           3,084,662
                                                                                           ---------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                                (COST $4,086,316)                                          4,204,140
                                                                                           ---------
                          TOTAL FIXED MATURITIES
                                (COST $9,103,410)                                          9,370,365

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of                             Market
             Short Term Investments                   Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
SHORT-TERM INVESTMENTS                                   4.8%

Commercial Paper:                                        4.3%
    Abbott Laboratories, 5.50%, 08/06/97                                 $ 125,000      $    124,904
    Ciesco, 5.50%, 08/05/97                                                300,000           299,816
                                                                                        ------------
                                                                                             424,720

Federal Home Loan Mortgage Corp.:                        0.5%
    5.36%, 08/13/97                                                         45,000            44,919
                                                                                        ------------
                    TOTAL SHORT-TERM INVESTMENTS
                                  (COST $469,639)                                            469,639
                                                                                        ------------
                               TOTAL INVESTMENTS
                                (COST $9,573,049)      100.0%                              9,840,004

    Other assets less liabilities                                                            794,716
                                                                                        ------------
                                      NET ASSETS                                        $ 10,634,720
                                                                                        ============

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
CAPITAL EQUIPMENT                                       6.4%

Electrical  Equipment:                                  4.7%
    General Electric Co.                                                    50,000       $ 3,506,250
    Honeywell, Inc.                                                         30,000         2,240,625
    Hubbell, Inc. Class B                                                   40,000         1,902,500
    Westinghouse Electric Corp.                                             75,000         1,804,688
                                                                                           ---------
                                                                                           9,454,063

Machinery:                                              1.7%
    Coltec Industries, Inc.*                                                50,000         1,100,000
    Pall Corp.                                                             100,000         2,512,500
                                                                                           ---------
                                                                                           3,612,500

CONSUMER CYCLICALS                                      0.5%

Automobiles & Related:                                  0.5%
    Ford Motor Co.                                                          22,857           934,280

CONSUMER NONDURABLES                                   19.6%

Food & Beverages:                                       6.6%
    Anheuser-Busch Company, Inc.                                            50,000         2,146,875
    CPC International, Inc.                                                 12,000         1,151,250
    General Mills, Inc.                                                     25,000         1,728,125
    International Flavors & Fragrance                                       35,000         1,857,188
    McCormick & Co.                                                         50,000         1,300,000
    Pepsico, Inc.                                                           50,000         1,912,500
    Quaker Oats Company                                                     30,000         1,535,625
    Ralston-Ralston Purina Group                                            20,000         1,805,000
                                                                                           ---------
                                                                                          13,436,563

Health Services:                                        0.9%
    Baxter International, Inc.                                              30,000         1,732,500

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
CONSUMER NONDURABLES
    (CONTINUED)

Miscellaneous Consumer Products:                        5.5%
    Colgate Palmolive Co.                                                   24,000       $ 1,818,000
    Corporate Express, Inc.                                                150,000         2,250,000
    Fortune Brands, Inc.                                                    25,000           885,938
    Gallaher Group PLC*                                                     25,000           448,438
    Philip Morris Companies, Inc.                                           45,000         2,030,625
    UST, Inc.                                                               60,000         1,747,500
    Waste Management, Inc.                                                  60,000         1,920,000
                                                                                         -----------
                                                                                          11,100,501

Pharmaceuticals:                                        6.6%
    Abbott Laboratories                                                     40,000         2,617,500
    American Home Products                                                  30,000         2,473,125
    Johnson & Johnson                                                       30,000         1,863,750
    Pharmacia-Upjohn, Inc.                                                  36,250         1,368,438
    Schering-Plough Corp.                                                   40,000         2,182,500
    Smith-Kline Beecham PLC ADR                                             30,200         2,933,175
                                                                                         -----------
                                                                                          13,438,488

CONSUMER SERVICES                                      10.7%

Entertainment & Leisure:                                1.7%
    ITT Corp. New*                                                          40,000         2,557,500
    Readers Digest Assn., Inc.                                              35,000           848,750
                                                                                         -----------
                                                                                           3,406,250

General Merchandise Stores:                             5.8%
    Dayton Hudson Corp.                                                     45,000         2,908,125
    J.C. Penney, Inc.                                                       20,000         1,171,250
    Limited, Inc.                                                           75,000         1,673,438
    Neiman-Marcus Group, Inc.                                               75,000         2,137,500
    Toys R Us, Inc.*                                                        60,000         2,043,750
    Walmart Stores                                                          50,000         1,875,000
                                                                                         -----------
                                                                                          11,809,063

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
CONSUMER SERVICES
    (CONTINUED)

Media and Communications:                               3.2%
    Dun & Bradstreet Corp.                                                  40,000       $ 1,080,000
    Knight Ridder, Inc.                                                     40,000         1,987,500
    McGraw Hill, Inc.                                                       26,000         1,763,125
    Meredith Corp.                                                          60,000         1,661,250
                                                                                         -----------
                                                                                           6,491,875

ENERGY                                                  8.7%

Oil And Gas Extraction:                                 8.7%
    Amerada Hess Corp.                                                      44,600         2,623,038
    Atlantic Richfield Co.                                                  24,000         1,788,000
    British Petroleum PLC                                                   30,000         2,473,125
    Chevron Corp.                                                           20,000         1,580,000
    Exxon Corp.                                                             36,000         2,313,000
    Mobil Corp.                                                             16,000         1,224,000
    Murphy Oil Corp.                                                        12,000           624,750
    Royal Dutch Petroleum Co. ADR                                           40,000         2,237,500
    Texaco, Inc.                                                            15,300         1,775,756
    Unocal Corp.                                                            25,000         1,000,000
                                                                                         -----------
                                                                                          17,639,169

FINANCIAL                                              16.0%

Banking:                                                4.5%
    Bankers Trust New York Corp.                                            20,000         2,023,750
    Chase Manhattan Corp.                                                   15,000         1,703,438
    Mellon Bank Corp.                                                       50,000         2,521,875
    National City Corp.                                                     20,000         1,190,000
    Wells Fargo & Co.                                                        6,666         1,832,733
                                                                                          ----------
                                                                                           9,271,796

Federal Agencies:                                       1.1%
    Federal Home Loan Mortgage Corp.                                        60,000         2,163,750

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
FINANCIAL
    (CONTINUED)

Financial Services:                                     5.8%
    American Express Co.                                                    52,000       $ 4,355,000
    H&R Block, Inc.                                                         50,000         1,915,625
    Mercury Finance Co.*                                                    96,800           187,550
    Travelers Group, Inc.                                                   73,577         5,292,945
                                                                                         -----------
                                                                                          11,751,120

Insurance Carriers:                                     3.8%
    St. Paul Companies, Inc.                                                30,000         2,353,125
    Travelers Aetna P&C                                                     40,000         1,720,000
    U S F & G Corp.                                                         80,000         1,965,000
    Willis Corroon Group PLC Sponsored ADR                                 150,000         1,621,875
                                                                                         -----------
                                                                                           7,660,000

Security and Commodity Brokers and Services:            0.8%
    J.P. Morgan & Co., Inc.                                                 15,000         1,738,125

PROCESS INDUSTRIES                                     11.4%

Chemicals and Allied Products:                          6.5%
    Corning, Inc.                                                           45,000         2,784,375
    Dow Chemical Co.                                                        30,000         2,850,000
    Dupont Co.                                                              34,000         2,280,125
    Great Lakes Chemical Corp.                                              40,000         2,002,500
    Imperial Chemical ADR                                                   30,000         2,021,250
    Minnesota Mining & Manufacturing Co.                                    13,000         1,231,750
                                                                                         -----------
                                                                                          13,170,000

Forest Products:                                        1.3%
    Georgia Pacific Corp.                                                   18,000         1,699,875
    Weyerhaeuser Co.                                                        15,000           933,750
                                                                                         -----------
                                                                                           2,633,625

Metal Mining:                                           2.5%
    Newmont Mining Corp.                                                    75,000         3,093,750
    Reynolds Metals Co.                                                     25,000         1,950,000
                                                                                         -----------
                                                                                           5,043,750


*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
PROCESS INDUSTRIES
    (CONTINUED)

Paper And Allied Products:                              1.1%
    International Paper Co.                                                 25,000       $ 1,450,000
    Union Camp Corp.                                                        15,000           878,438
                                                                                         -----------
                                                                                           2,328,438

TECHNOLOGY                                              0.9%

Computer and Office Equipment:
    Intuit*                                             0.9%                75,000         1,889,063

TRANSPORTATION                                          3.0%

Aerospace and Defense:                                  1.8%
    Olin Corp.                                                              35,900         1,521,263
    Raytheon Co.                                                            40,000         2,235,000
                                                                                         -----------
                                                                                           3,756,263

Railroad Transportation:                                1.2%
    Burlington Northern Santa Fe                                            25,000         2,414,063

UTILITIES                                               6.1%

Telephone Communication:                                2.7%
    AT&T Co.                                                                60,000         2,208,750
    Frontier Corp.                                                          70,000         1,443,750
    GTE Corp.                                                               25,000         1,160,938
    Southern New England Telecom Corp.                                      17,000           675,750
                                                                                         -----------
                                                                                           5,489,188

Utility Holding Companies:                              3.4%
    Edison International                                                    50,000         1,262,500
    Entergy Corp.                                                           22,000           600,875
    General Public Utilities Corp.                                          16,000           555,000
    Peco Energy Co.                                                         50,000         1,175,000
    Pacificorp                                                              70,000         1,561,875
    Unicom Corp.                                                            75,000         1,701,557
                                                                                         -----------
                                                                                           6,856,807
                                                                                         -----------
                         TOTAL EQUITY SECURITIES
                              (COST $104,064,573)                                        169,221,240

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of                             Market
             Short-Term Investments                   Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
SHORT-TERM INVESTMENTS                                  16.7%

Commercial Paper:                                       16.7%
    Asset Securitization Co., 5.50%, 08/22/97                         $    800,000      $    797,425
    BMW US Capital Corp., 5.51%, 09/18/97                                5,000,000         4,963,205
    Beta Finance Inc., 5.56%, 08/08/97                                   2,000,000         1,997,823
    Chubb Capital Corp., 5.50%, 08/18/97                                 1,000,000           997,398
    Delaware Funding Corp., 5.53%, 08/15/97                              5,000,000         4,989,219
    Dover Corp., 5.50%, 08/18/97                                         3,000,000         2,992,187
    Golden Managers Acceptance, 5.54%, 08/05/97                            375,000           374,769
    Internationale Nederland, 5.55%, 08/04/97                            1,000,000           999,537
    Internationale Nederland, 5.52%, 08/08/97                            3,575,000         3,571,146
    Koch Industries, Inc., 5.855%, 08/01/97                                500,000           500,000
    Motorola Credit Corp., 5.46%, 09/16/97                               3,900,000         3,872,692
    Pfizer Inc.,  5.52%, 08/05/1997                                      1,809,000         1,807,885
    Province Of Quebec, 5.54%, 12/05/97                                  2,300,000         2,255,196
    Vermond American Corp., 5.47%, 08/28/97                              3,765,000         3,749,504
                                                                                       -------------
                              (COST  $33,868,034)                                         33,867,986

                               TOTAL INVESTMENTS
                              (COST $137,932,607)      100.0%                            203,089,226

    Other assets less liabilities                                                          1,613,872

                                      NET ASSETS                                        $204,703,098
                                                                                        ============


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
CAPITAL EQUIPMENT                                       5.6%

Electrical Equipment:                                   3.3%
    Amp, Inc.                                                                3,500        $  182,875
    Applied Materials, Inc.*                                                 3,600           330,750
    Grainger W.W. Inc.                                                       3,500           336,000
    Harris Corp.                                                             4,200           364,875
    Tandy Corp.                                                              2,800           166,425
    Whirlpool Corp.                                                          2,300           115,000
                                                                                          ----------
                                                                                           1,495,925

Machinery:                                              2.3%
    Caterpillar, Inc.                                                        9,800           548,800
    Cooper Industries, Inc.                                                  2,700           150,019
    Cummins Engine, Inc.                                                     2,300           180,550
    Tenneco, Inc.                                                            3,200           149,200
                                                                                          ----------
                                                                                           1,028,569

CONSUMER NONDURABLES                                    3.5%

Food & Beverages:                                       0.4%
    Seagram Ltd.                                                             4,500           172,406

Health Services:                                        1.3%
    Baxter International, Inc.                                               4,300           248,594
    Becton, Dickinson & Co.                                                  2,000           107,250
    Columbia/HCA Healthcare                                                  7,300           235,425
                                                                                          ----------
                                                                                             591,269

Miscellaneous:                                          1.3%
    Browning Ferris Industries                                               6,800           251,600
    Fortune Brands, Inc.                                                     2,200            77,963
    Gallaher Group PLC*                                                      2,200            39,463
    Service Corp. International                                              3,400           115,600
    Sherwin Williams Co.                                                     3,400           109,013
                                                                                          ----------
                                                                                             593,639

Pharmaceuticals:                                        0.5%
    Pharmacia-Upjohn, Inc.                                                   5,600           211,400

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
                 Equity Securities                    Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
CONSUMER CYCLICALS                                      2.5%

Automobiles & Related:                                  2.5%
    Chrysler Corp.                                                           8,200       $   304,425
    Ford Motor Co.                                                          12,800           523,200
    Genuine Parts Co.                                                        3,600           117,450
    Goodyear Tire And Rubber                                                 3,400           219,513
                                                                                         -----------
                                                                                           1,164,588

CONSUMER SERVICES                                       5.7%

Entertainment & Leisure:                                0.5%
    ITT Corp. New *                                                          3,700           236,569

General Merchandise Stores:                             4.3%
    American Stores Company                                                  4,000           101,000
    CVS Corp.                                                                2,600           147,875
    Federated Deparment Stores*                                              3,700           162,106
    May Dept. Stores Co.                                                     3,800           212,325
    Nordstrom, Inc.                                                          2,600           147,388
    J.C. Penney, Inc.                                                        3,900           228,150
    Pitney Bowes, Inc.                                                       1,900           142,738
    Sears Roebuck & Co.                                                      6,300           398,869
    Toys R Us, Inc.*                                                         3,300           112,406
    V.F. Corp.                                                               3,400           305,150
                                                                                         -----------
                                                                                           1,958,007

Building Materials & Garden Supplies:                   0.3%
    Armstrong World Industries                                               2,600           191,913

Media & Communications:                                 0.6%
    Times Mirror Co.                                                         2,000           109,250
    Viacom, Inc.*                                                            5,600           172,900
                                                                                         -----------
                                                                                             282,150

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                     Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
ENERGY                                                  17.4%

Gas Production And Distribution:                        0.3%
    Columbia Gas System                                                      1,700       $   116,875

Oil And Gas Extraction:                                 17.1%
    Amerada Hess Corp.                                                       1,800           105,863
    Amoco Corp.                                                              8,100           761,400
    Burlington Resources, Inc.                                               2,000            94,500
    Chevron Corp.                                                            6,600           522,225
    Exxon Corp.                                                             29,600         1,901,800
    Mobil Corp.                                                             15,900         1,216,350
    Phillips Petroleum Co.                                                   2,900           133,581
    Royal Dutch Petroleum Co. ADR                                           41,600         2,327,000
    Texaco, Inc.                                                             5,300           615,131
    Unocal Corp.                                                             2,900           116,000
                                                                                          ----------
                                                                                           7,793,850

FINANCIAL                                               31.0%

Banking:                                                14.4%
    Banc One Corp.                                                           4,501           252,563
    Bank Of New York, Inc.                                                   4,400           213,675
    Bankamerica Corp.                                                       13,400         1,011,700
    Bankers Trust New York                                                   3,200           323,800
    Barnett Banks, Inc.                                                      3,000           170,813
    Chase Manhattan Corp.                                                    1,300           147,631
    Citicorp.                                                                8,000         1,086,000
    Comerica, Inc.                                                           2,100           158,813
    Fifth Third Bancorp.                                                     3,150           199,041
    First Chicago Corp.                                                      3,600           273,150
    First Union Corp.                                                        4,300           436,181
    Golden West Financial Corp.                                              2,200           185,075
    Household International, Inc.                                            3,100           401,450
    Key Corp.                                                                2,700           167,906
    Mellon Bank Corp.                                                        4,000           201,750
    National City Corp.                                                      2,800           166,600

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
FINANCIAL
    (CONTINUED)

    Nationsbank Corp.                                                        9,800        $  697,638
    Norwest Corp.                                                            2,800           176,575
    PNC Bank Corp.                                                           3,900           178,425
    Wachovia Corp.                                                           2,300           148,350
                                                                                          ----------
                                                                                           6,597,136

Federal Agencies:                                       1.0%
    Federal Home Loan Mortgage Corp.                                        12,400           447,175

Financial Services:                                     3.6%
    American Express Co.                                                     6,200           519,250
    Beneficial Corp.                                                         1,200            87,000
    Fleet Financial Group                                                    2,900           196,838
    MGIC Investment Corp.                                                    1,200            63,075
    Republic NY Corp.                                                        2,400           277,200
    Travelers Group, Inc.                                                    6,900           496,369
                                                                                          ----------
                                                                                           1,639,732

Insurance Carriers:                                     8.3%
    Aetna, Inc.                                                              4,400           501,325
    Allstate Corp.                                                           2,700           213,300
    American General Corp.                                                   3,400           181,050
    Cigna Corp.                                                              3,000           598,500
    Chubb Corp.                                                              2,500           176,250
    General Re Corp.                                                         3,100           647,513
    Hartford Financial Service Group, Inc.                                   1,400           121,975
    Lincoln National Corp.                                                   1,800           127,800
    Loews Corp.                                                              3,700           400,063
    MBIA, Inc.                                                               1,800           212,400
    Safeco Corp.                                                             2,400           114,900
    St. Paul Companies, Inc.                                                 1,400           109,813
    Transamerica Corp.                                                       4,000           403,500
                                                                                          ----------
                                                                                           3,808,389

                                                                      SCHEDULE I


                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
FINANCIAL
    (CONTINUED)

Security, Commodity Brokers, & Services:                3.7%
    Merrill Lynch & Co., Inc.                                                8,000        $  563,500
    J.P. Morgan & Co., Inc.                                                  5,500           637,313
    Morgan Stanley Dean Witter                                               9,185           480,490
                                                                                          ----------
                                                                                           1,681,303

PROCESS INDUSTRIES                                      6.7%

Chemicals and Allied Products:                          3.1%
    Air Products & Chemical                                                  5,100           449,756
    Dow Chemical Co.                                                         6,600           627,000
    W.R. Grace & Co.                                                         1,700           104,550
    Great Lakes Chemical Corp.                                               2,200           110,138
    Union Carbide, Inc.                                                      2,100           116,288
                                                                                          ----------
                                                                                           1,407,732

Forest Products:                                        0.4%
    Weyerhaeuser Co.                                                         2,900           180,525

Gold And Silver Products:                               0.2%
    Barrick Gold Corp.                                                       4,300            98,094

Metal Mining:                                           1.6%
    Alcan Aluminum Ltd.                                                      5,000           195,938
    Inco Ltd.                                                                3,400           105,188
    NACCO Industries                                                         2,200           152,625
    USX-Marathon Group                                                       5,300           170,594
    USX-U.S. Steel Group                                                     3,000           109,688
                                                                                          ----------
                                                                                             734,033

Paper And Allied Products:                              1.4%
    International Paper Co.                                                  4,100           229,600
    Union Camp Corp.                                                         2,300           134,694
    Willamette Industries, Inc.                                              3,600           274,275
                                                                                          ----------
                                                                                             638,569

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
TECHNOLOGY                                               5.7%

Computer & Office Equipment:                             5.7%
    Digital Equipment Corp.*                                                 3,100       $   127,681
    International Business Machines Corp.                                   17,700         1,871,775
    LSI Logic Corp.*                                                         2,500            78,906
    Seagate Technology, Inc.*                                                1,300            53,381
    Xerox Corp.                                                              5,900           485,275
                                                                                         -----------
                                                                                           2,617,018

TRANSPORTATION                                          11.4%

Aerospace & Defense:                                     7.0%
    Allied Signal, Inc.                                                      2,300           212,175
    Boeing Co.                                                              11,600           682,225
    Lockheed Martin Corp.                                                    5,600           596,400
    McDonnell Douglas Corp.                                                  2,200           168,300
    Northrop Grumman Corp.                                                   2,900           333,863
    Raytheon Co.                                                             3,300           184,388
    TRW, Inc.                                                                3,400           198,900
    Textron, Inc.                                                            8,000           560,500
    United Technologies Corp.                                                3,000           253,688
                                                                                         -----------
                                                                                           3,190,439

Airline Transportation:                                  1.7%
    AMR Corp.*                                                               4,000           430,250
    Delta Air Lines, Inc.                                                    4,000           355,500
                                                                                         -----------
                                                                                             785,750

Railroad Transportation:                                 2.7%
    Burlington Northern Santa Fe                                             4,300           415,219
    CSX Corp.                                                                2,600           160,550
    Norfolk Southern Corp.                                                   4,100           454,075
    Union Pacific                                                            2,800           200,725
                                                                                         -----------
                                                                                           1,230,569

*Non-Income Producing

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                              VIRTUS EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of           No. of            Market
               Equity Securities                      Portfolio          Shares            Value
-------------------------------------------------    ------------    --------------    --------------
UTILITIES                                               10.5%

Electric Utilities:                                      0.9%
    Consolidated Edison Co.                                                  3,000       $    94,875
    Energy Corp.                                                             6,128           310,613
                                                                                         -----------
                                                                                             405,488

Telephone Communication:                                 7.5%
    AT&T Co.                                                                18,100           666,306
    Airtouch Communications*                                                 5,200           171,275
    Bell Atlantic Corp.                                                     10,600           769,163
    Bell South Corp.                                                        11,100           525,863
    MCI Communications Corp.                                                 7,900           278,969
    NYNEX Corp.                                                              6,900           382,519
    Sprint Corp.                                                             5,300           262,350
    U.S. West, Inc.                                                          6,300           230,344
    U.S. West, Inc. Media Group*                                             6,300           138,994
                                                                                         -----------
                                                                                           3,425,783

Utility Holding Companies:                               2.1%
    Carolina Power & Light                                                   2,200            78,375
    Dominion Resources, Inc.                                                 2,900           106,575
    Edison International                                                     8,348           210,787
    Entergy Corp.                                                            3,500            95,594
    GPU, Inc.                                                                2,400            83,250
    Peco Energy Company                                                      3,800            89,300
    PG&E Corp.                                                               6,500           161,267
    Southern Co.                                                             6,400           140,400
                                                                                         -----------
                                                                                             965,548
                                                                                         -----------
                               TOTAL INVESTMENTS
                               (COST $35,054,331)      100.0%                             45,690,443

    Other assets less liabilities                                                          1,881,026
                                                                                         -----------
                                      NET ASSETS                                         $47,571,469
                                                                                         ===========

*Non-Income Producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                      VIRTUS U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
U.S. GOVERNMENT OBLIGATIONS                             37.5%

U.S. Treasury Notes:                                    37.5%
    6.00%, 11/30/97                                                    $ 2,800,000      $  2,804,648
    5.875%, 01/31/99                                                     1,000,000         1,002,890
    5.875%, 02/28/99                                                     2,800,000         2,808,792
    6.38%, 05/15/99                                                        800,000           808,688
    7.75%, 01/31/00                                                        200,000           209,094
    5.50%, 04/15/00                                                        160,000           158,917
    6.25%, 08/31/00                                                        500,000           506,230
    5.63%, 02/28/01                                                        550,000           546,546
    7.88%, 08/15/01                                                      1,500,000         1,607,805
                                                                                         -----------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
                               (COST $10,369,780)                                         10,453,610
                                                                                         -----------

FEDERAL AGENCIES                                        52.3%

Federal Farm Credit Bank:                                2.4%
    6.05%, 04/21/03                                                        550,000           547,833
    6.94%, 05/19/05                                                        125,000           130,245
                                                                                         -----------
                                                                                             678,078

Federal Home Loan Bank:                                  5.8%
    4.80%, 09/22/98                                                        350,000           346,801
    6.83%, 06/07/01                                                      1,000,000         1,015,360
    8.00%, 08/27/01                                                        250,000           267,528
                                                                                         -----------
                                                                                           1,629,689

Federal Home Loan Mortgage Corp.:                       22.2%
    7.00%, 07/15/99                                                        855,976           862,652
    7.36%, 06/05/07                                                      1,500,000         1,562,625
    7.00%, 07/01/07                                                        164,678           164,884
    7.00%, 09/01/10                                                        382,599           387,619
    6.50%, 04/11/11                                                      1,665,787         1,661,622
    6.00%, 05/11/11                                                      1,569,183         1,540,247
                                                                                         -----------
                                                                                           6,179,649

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                      VIRTUS U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 1997

                                                      Percentage
                                                      of Market
                                                      Value of                             Market
                Fixed Maturities                      Portfolio        Principal           Value
-------------------------------------------------    ------------    --------------    --------------
FEDERAL AGENCIES
    (CONTINUED)

Federal National Mortgage Assn.:                        9.5%
    6.00%, 11/01/03                                                      $ 113,320      $    112,292
    8.63%, 06/30/04                                                        150,000           170,460
    6.50%, 03/01/09                                                        259,706           262,381
    7.00%, 04/01/11                                                      1,707,619         1,725,225
    8.00%, 09/01/25                                                        379,849           391,837
                                                                                        ------------
                                                                                           2,662,195

Other Federal Agencies:                                 12.3%
    Farmermac, 7.37%, 08/01/06                                           1,500,000         1,598,370
    Gov't. National Mortgage Assn., 7.50%, 01/15/26                      1,428,843         1,454,733
    Small Business Administration, 6.90%, 08/25/08                         268,053           269,555
    Student Loan Marketing Assn., 7.50%, 03/08/00                          100,000           103,896
                                                                                        ------------
                                                                                           3,426,554
                                                                                        ------------

                          TOTAL FEDERAL AGENCIES
                               (COST $14,247,595)                                         14,576,165
                                                                                        ------------

                          TOTAL FIXED MATURITIES
                               (COST $24,617,375)                                         25,029,775

             Short-Term Investments
-------------------------------------------------
SHORT-TERM INVESTMENTS                                  10.2%

Federal Home Loan Bank, 5.39%, 08/08/97                                  1,250,000         1,248,681
Federal Home Loan Mortgage Corp., 5.30%, 08/05/97                        1,100,000         1,099,351
Federal Home Loan Mortgage Corp., 5.22%, 08/04/97                          500,000           499,782
                                                                                        ------------

                    TOTAL SHORT-TERM INVESTMENTS
                                (COST $2,847,814)                                          2,847,814
                                                                                        ------------

                               TOTAL INVESTMENTS
                               (COST $27,465,189)      100.0%                             27,877,589

    Other assets less liabilities                                                          1,011,871
                                                                                        ------------
                                      NET ASSETS                                        $ 28,889,460
                                                                                        ============

The accompanying notes are an integral part of these financial statements.

SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997


NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Value Equity Series and the U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

On February 27, 1997 the Board of Trustees unanimously approved the name change of the T. Rowe Price Bond Series to the Bond Series.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined as of December 31, because the Trust reports for tax purposes on a calendar year.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: Securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

SECURITY FIRST TRUST

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

Short-term investments which have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Effective July 15, 1997, Neuberger & Berman, LLC became investment advisers for the Bond Series replacing T. Rowe Price Associates. The Manager, Security First Investment Management Corporation (Security Management), is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' investment advisers, Neuberger & Berman, LLC (Bond Series) and T. Rowe Price Associates (Growth and Income Series). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 1997, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Virtus Equity Series and Virtus U.S. Government Income Series:

The Manager, Security Management, is entitled by agreement to a monthly fee equal to 1/13 of 1% (equivalent annually to .9%) of the average daily net asset value of the Virtus Equity Series (the Equity Series) and Virtus U.S. Government Income Series (the U.S. Government Income Series), less compensation payable to the Series' investment adviser, Virtus Capital Managment (Virtus). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Virtus waive their fees. While they are not obligated to do so, Security Management and Virtus have agreed to continue, until notice to the contrary, to defer their fees (and make contributions in respect of excess expenses) in order to maintain the expense ratios of the Equity Series and the U.S. Government Income Series at a level of 1% and .7% respectively, or less.

Virtus provides investment advice and makes investment decisions for the Equity Series and the U.S. Government Income Series. Virtus is paid an annual fee of
 .75% of the average daily net assets of the two series.

SECURITY FIRST TRUST

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended July 31, 1997 were as follows:

                                                T. Rowe Price                      Virtus
                                                   Growth                           U.S.
                                                    and            Virtus        Government
                                                   Income          Equity          Income
                                 Bond Series       Series          Series          Series
                                 -----------       ------          ------          ------
U.S. Government Securities:
 Purchases                       $ 4,552,737                                     $22,367,938
 Sales                             2,806,299                                      11,321,907
Other Investment Securities:
 Purchases                         1,213,738     $53,277,272     $31,192,673
 Sales                             2,058,626      17,502,639      16,852,648

Net realized gain or loss on sale of investments is determined by the specific identification method and would not have been significantly different using the average cost method. The cost of investments at July 31, 1997 was the same for both financial statement and federal income tax purposes. At July 31, 1997, the composition of unrealized appreciation and depreciation of investment securities was as follows:


                                                         Unrealized
                                              --------------------------------
                                              Appreciation        Depreciation             Net
                                              ------------        -------------       ------------
Bond Series                                   $    277,855        $     10,900        $    266,955
T. Rowe Price Growth and Income Series          67,090,357           1,933,738          65,156,619
Virtus Equity Series                            10,838,973             202,861          10,636,112
Virtus U.S. Government Income Series               422,800              10,400             412,400

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                      Shares Issued
                                                                      in Connection
                                                                    with Reinvestment of
                                                               -------------------------------
                                                                   Net               Net
                                                                Investment         Realized
                                                                  Income             Gain
                                                   Sold        Distributions     Distributions       Redeemed          Net
                                               ----------      -------------     -------------     -----------      -----------
YEAR ENDED JULY 31, 1997
  Bond Series                                     697,683          153,044                           (519,644)          331,083
  T. Rowe Price Growth and Income Series        3,217,205          223,202          410,369          (561,799)        3,288,977
  Virtus Equity Series                          2,258,599           68,155          279,366          (209,066)        2,397,054
  Virtus U.S. Government Income Series          2,512,098          151,669                           (166,573)        2,497,194

YEAR ENDED JULY 31, 1996
  Bond Series                                     604,806          125,609                           (448,248)          282,167
  T. Rowe Price Growth and Income Series        1,739,490          216,141           30,554          (605,443)        1,380,742
  Virtus Equity Series                          2,053,694           19,537           55,612           (72,335)        2,056,508
  Virtus U.S. Government Income Series          1,714,405           63,075            4,386           (60,803)        1,721,063

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                     Net Realized   Total
                                         and        Income              Distributions
                Net Asset             Unrealized   (Losses)   Dividends     from      Net Asset
                Value at      Net        Gains       from     from Net    Related      Value at
                Beginning  Investment (Losses) on  Investment Investment  Capital      End of      Total
                of Period   Income    Investments  Operations  Income      Gains        Period   Return(2)
                --------    -------    --------    -------    --------    ---------   --------   --------
BOND SERIES
Year ended July 31,
  1993         $ 3.95       $  .22    $   .14     $  .36      $  (.23)                $ 4.08       9.11%
  1994           4.08          .21       (.25)      (.04)        (.22)                  3.82      (0.98)
  1995           3.82          .24        .08        .32         (.22)                  3.92       8.38
  1996           3.92          .24       (.04)       .20         (.24)                  3.88       5.10
  1997           3.88          .24        .14        .38         (.24)                  4.02       9.79

T. ROWE PRICE
  GROWTH AND
  INCOME SERIES
Year ended
  July 31,
  1993         $ 8.32       $  .22    $   .49    $   .71      $  (.22)                $ 8.81       8.53%
  1994           8.81          .23        .44        .67         (.22)                  9.26       7.60
  1995           9.26          .29       1.35       1.64         (.26)   $  (.06)      10.58      17.71
  1996          10.58          .30       1.56       1.86         (.30)      (.04)      12.10      17.58
  1997          12.10          .30       4.69       4.99         (.29)      (.54)      16.26      41.24

VIRTUS EQUITY
  SERIES
May 19, 1993
  through
  July 31,
  1993 (3)     $  5.00      $  .01    $  (.01)   $   .00      $   .00                 $ 5.00       0.00%(1)
Year ended
  July 31,
  1994            5.00         .05       (.03)       .02         (.03)                  4.99       0.40
  1995            4.99         .05        .71        .76         (.05)                  5.70      15.23
  1996            5.70         .10        .46        .56         (.05)   $  (.16)       6.05       9.82
  1997            6.05         .09       2.60       2.69         (.11)      (.45)       8.18      44.46

VIRTUS
  U.S. GOVERNMENT
  INCOME SERIES
May 19, 1993
  through
  July 31,
  1993 (3)     $  5.00      $  .03     $  .04     $  .07       $  .00                 $ 5.07       7.10%(1)
Year ended
  July 31,
  1994            5.07         .11       (.19)      (.08)        (.07)   $  (.01)       4.91      (1.58)
  1995            4.91         .21        .15        .36         (.14)                  5.13       7.33
  1996            5.13         .18        .04        .22         (.19)      (.01)       5.15       4.29
  1997            5.15         .23        .20        .43         (.22)                  5.36       8.35

(1)   Annualized

(2) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

(3) The Virtus Equity Series and U.S. Government Income Series commenced operations on May 19, 1993.

SECURITY FIRST TRUST

                                                      Ratio of
                                      Ratio of          Net
                                      Operating      Investment
                                      Expenses         Income        Portfolio    Net Assets
                                     to Average      to Average      Turnover       End of
                                     Net Assets      Net Assets        Rate         Period
                                     ----------      ----------        ----         ------
BOND SERIES
  Year ended July 31,
     1993                                1.45%           6.02%         36%      $  7,229,959
     1994                                1.30            5.45          58          7,225,964
     1995                                1.29            6.27          56          7,977,781
     1996                                 .90            6.32          34          8,981,365
     1997                                 .75            6.41          54         10,634,720

T. ROWE PRICE
  GROWTH AND INCOME SERIES
  Year ended July 31,
     1993                                 .75%           2.77%          5%      $ 55,160,198
     1994                                 .78            2.62          11         65,660,970
     1995                                 .74            3.10           8         83,789,646
     1996                                 .64            2.73           8        112,552,893
     1997                                 .57            2.44          14        204,703,098

VIRTUS EQUITY SERIES
  May 19, 1993 through July
     31, 1993 (2)                        1.00%(1)         .85%(1)       7%      $  1,333,852
  Year Ended July 31, 1994               1.00            1.38         121          3,007,073
  Year Ended July 31, 1995               1.00            1.29          84          7,765,719
  Year ended July 31, 1996               1.00            2.24          88         20,701,776
  Year ended July 31, 1997               1.00            1.56          55         47,571,469

VIRTUS
  U.S. GOVERNMENT INCOME SERIES
  May 19, 1993 through July
     31, 1993 (2)                         .70% (1)       3.91% (1)      0%      $    469,060
  Year ended July 31, 1994                .70            3.62          17          3,424,487
  Year ended July 31, 1995                .70            5.19          16          5,996,149
  Year ended July 31, 1996                .70            5.38         148         14,888,824
  Year ended July 31, 1997                .70            5.68          62         28,889,460

(1)  Annualized
(2) The Virtus Equity Series and U.S. Government Income Series commenced operations on May 19, 1993.

SECURITY FIRST TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F -- SUBSEQUENT EVENTS

On August 13, 1997, an agreement was signed for Metropolitan Life Insurance Company to acquire the parent of Security Management, Security First Group, Inc., from London Insurance Group, Inc. The closing of the transaction is pending regulatory approval.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

(1) Prospectus/Statement of Additional Information Describing Virtus Equity Series and Virtus U.S. Government Income Series:

     - Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

     - Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

 (2) Prospectus/Statement of Additional Information Describing T. Rowe Price Growth and Income Series, Bond Series and Virtus U.S. Government
    Income Series:


     - Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

     - Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

     (b) Exhibits

 (1) Declaration of Trust*                                          (PEA No. 20)

 (2) By-Laws*                                                       (PEA No. 20)


 (5) a. Master Investment Management and
         Advisory Agreement, dated October 30, 1997                     herewith

     b. Sub-Advisory Agreement, October 30, 1997                        herewith

     c. Sub-Advisory Agreement, October 30, 1997                        herewith

     d. Sub-Advisory Agreement, October 30, 1997                        herewith

(11) Consent of Independent Auditors                                    herewith



(16) Powers of Attorney                                             (PEA No. 26)

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Previously filed with the Securities and Exchange Commission as part of the Registration Statement of Security First Trust and incorporated herein by reference.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


     As of July 31, 1997:



                                                                       NUMBER OF
                                TITLE OF CLASS                       RECORD HOLDERS
            -------------------------------------------------------  --------------
            T. Rowe Price Growth and Income Series.................         3
            Bond Series............................................         2
            Virtus Equity Series...................................         1
            Virtus U.S. Government Income Series...................         2

ITEM 27.  INDEMNIFICATION

     Previously filed as part of the registration statement of Security First Trust and incorporated herein by reference.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Security First Investment Management Corporation is also investment adviser to two affiliated life insurance companies.


     Each of the directors and officers of Security First Investment Management Corporation is also an officer of its parent, Security First Group, Inc., and certain of its subsidiaries, including Security First Life Insurance Company. Each of these companies is located at 11365 West Olympic Boulevard, Los Angeles, California 90064.


ITEM 29.  PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholder records are maintained by The Bank of New York at 1 Wall Street, New York, New York 10286. Registrant's Agreement and Declaration of Trust, By-Laws and other records are maintained by the Registrant at its principal executive offices.

ITEM 31.  MANAGEMENT SERVICES

     Registrant asserts that all material management related services contract provisions have been discussed in the Prospectus and Statement of Additional Information.

ITEM 32.  UNDERTAKINGS

     The Trust undertakes to furnish each person to whom a prospectus is delivered with a copy of the Trust's latest annual or semi-annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 1st day of December 1997.


                              SECURITY FIRST TRUST
                                  (Registrant)

                                        By /s/ ROBERT G. MEPHAM
                                          -----------------------------------
                                          Robert G. Mepham
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                       Title                           Date
---------                       -----                           ----

ROBERT G. MEPHAM                President                       December 1, 1997
-------------------------       (Principal Executive
Robert G. Mepham                Officer)


JANE F. EAGLE                   Senior Vice President, Finance  December 1, 1997
-------------------------       (Principal Financial and
Jane F. Eagle                   Accounting Officer)


JACK R. BORSTING*               Trustee                         December 1, 1997
-------------------------
Jack R. Borsting


KATHERINE L. HENSLEY*           Trustee                         December 1, 1997
-------------------------
Katherine L. Hensley


LAWRENCE E. MARCUS*             Trustee                         December 1, 1997
-------------------------
Lawrence E. Marcus


By /s/ RICHARD C. PEARSON                                       December 1, 1997
--------------------------
*(Richard C. Pearson as
  Attorney-in-Fact for
  each of the persons
  indicated)
